UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

fpa FUNDS TRUST

(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Maureen Quill 235 West Galena Street Milwaukee, Wisconsin 53212	Laurie Anne Dee Morgan, Lewis & Bockius LLP 600 Anton Boulevard, Suite 1800 Costa Mesa, California 92626

Registrant’s telephone number, including area code: (626) 385-5777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2023

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Performance Overview

The FPA Crescent Fund — Institutional Class ("Fund" or "Crescent") gained 6.29% in Q2 2023 and 16.13% in the trailing twelve months.1 The Fund captured 97.6% of the MSCI ACWI's return in the trailing twelve months, outperforming its 73.8% average net risk exposure.2

Performance versus Illustrative Indices3

	Q2 2023	Trailing 12-month
FPA Crescent	6.29%	16.13%
FPA Crescent — Long Equity	9.09%	21.38%
MSCI ACWI	6.18%	16.53%
S&P 500	8.74%	19.59%
60% MSCI ACWI / 40% Bloomberg US Agg	3.36%	9.44%
60% S&P 500 / 40% Bloomberg US Agg	4.86%	11.24%

1  Effective September 4, 2020, the previous single class of shares of the Fund was renamed the Institutional Class shares. Unless otherwise noted, all data herein is representative of the Institutional Share Class.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of June 30, 2023 was 73.0%.

3  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings only includes equity securities excluding paired trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product, or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

Past performance is no guarantee, nor is it indicative, of future results.

1

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio discussion

There wasn't a unifying theme that drove performance in the last year. In the previous twelve months, Crescent's top five performers contributed 6.19% to its return, while its bottom five detracted 1.54%.

Trailing Twelve-Month Contributors and Detractors as of June 30, 20234

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Holcim	1.77%	3.2%	Int'l Flavors & Fragrances	-0.51%	1.8%
Meta Platforms	1.32%	1.8%	Charter Communications	-0.49%	1.7%
Broadcom	1.17%	1.9%	McDermott (multiple securities)	-0.19%	0.7%
Analog Devices	1.02%	3.0%	Open Text	-0.18%	0.2%
FPS (shipping investment)	0.91%	2.7%	Herbalife (multiple securities)	-0.16%	0.4%
	6.19%	12.6%		-1.54%	4.7%

Of the contributors and detractors listed, we haven't recently addressed Open Text and Broadcom. We have discussed most of the other positions in the last year, which you can find in our archived commentaries.

Open Text was a relatively short-lived holding in comparison to our typical time frame. We were attracted to this Canadian-based provider of enterprise software due to its stable revenue stream. More than 80% of Open Text's revenue was recurring, which helped deliver attractive mid-30s EBITDA margins. We considered the business to have a sticky customer base that included 97 of the 100 largest companies in the world. Purchased at a low double-digit multiple to after-tax free cash flow, we expected to own the company for years, with capital deployment going towards dividends, buybacks, and small bolt-on acquisitions, as it had in the past. Unfortunately, to our surprise, while we owned the stock, Open Text announced a relatively large acquisition in the form of UK-based Micro Focus. Familiar with the target, we were unenthused about both the asset and increased debt on the balance sheet from funding the purchase, so we chose to exit stage left rather than try to re-write our investment thesis.5

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  Source: www.investors.opentext.com/press-releases; OpenText to Acquire Micro Focus International plc; August 25, 2022.

Past performance is no guarantee, nor is it indicative, of future results.

2

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

In contrast to our short-lived ownership of Open Text, Broadcom has been a holding for just short of five years. At the time of our original purchase, the company was primarily focused on driving organic growth in its existing semiconductor franchises and acquiring new ones when the opportunity presented itself. As potential acquisition candidates in the industry became scarce, management, led by highly regarded Hock Tan, pivoted to set their sights on the software industry, culminating in several acquisitions. Unlike Open Text, in this instance, after multiple discussions with senior management, we found ourselves comfortable with the company's new strategy after re-examining the investment implications. We are glad we did, as it would be an understatement to say that Broadcom has gone from strength to strength over the past five years, improving operating margins, aggressively repurchasing shares, and increasing the dividend, all the while continuing to execute its M&A strategy flawlessly.

"Risk on" in 2023 has replaced the fear that drove markets lower in 2022. How much of this rebound will ultimately be supported by corporate earnings has yet to be seen. While there is always something to fear, we prefer to focus on the future prospects of the businesses we own. Focusing on the destination makes the big potholes in the road feel more like small speed bumps and prevents us from executing panicked driving maneuvers.

Looking back at the past 18 months, there was certainly no shortage of opportunities to take down risk exposure as macro concerns, from interest rates to war, seemed to grow by the day. But as in prior market declines, we attempted to lean into the market and add to either new or existing names where our estimates of the risk/reward improved with each leg down. While we will never get it perfectly right, using the MSCI ACWI as a proxy, in the downturn from January 5, 2022 through the market low of October 12, 2022, Crescent experienced a drop in value of 16.96%. While not ideal, this was more palatable than the ACWI's 26.36% decline in the same period. Including the decline, the Fund's recovery also puts us in the plus column (+1.00%), as compared to the ACWI, which is still in the red (-7.44%).6

Looking forward, we do not offer a market forecast or make predictions about interest rates, the economy, or other significant macro issues because we don't know anyone who can do so consistently (ourselves included). We submit the following to show the futility of forecasting. In the last eighteen years, the consensus view only expected the market to increase, yet it declined 22% of the time. Further, the Wall Street consensus estimate of how the S&P 500 will perform (ex-dividends) in the next twelve months, from 2005 to 2022, usually missed the mark, often by quite a lot — 53.6% and 28.9% too high in 2008 and 2022; and 16.9% and 21.0% too low in 2013 and 2021. On average, the "experts" missed by 11.4%, quite a lot, particularly when compared to the S&P's 6.6% annualized return (before dividends) over the same period. We, therefore, direct our efforts from the bottom up rather than the top down.

6  Source: Morningstar. The recovery performance noted is cumulative for the period January 5, 2022 through June 30, 2023.

Past performance is no guarantee, nor is it indicative, of future results.

3

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

S&P 500 Actual vs Wall Street Analysts' Forecasted Returns Ex-Dividends7

FPA Crescent — The First 30 years

The FPA Crescent Fund celebrated its 30th anniversary in June. We are pleased the Fund has met its goal of generating equity-like returns over the long-term through multiple market cycles over its thirty-year history, achieving this favorable track record by focusing on a margin of safety, which meant shunning, at times, investments that may have been temporarily in favor.

More specifically, since inception, Crescent has exposed investor capital to less risk than the equity market, on average, generating 95% of the S&P 500's wealth creation while "risking" just 65% of the dollars invested in the Fund, with 53% invested in common stocks and 12% in more senior instruments such as corporate bonds.8 Reducing risk further, the Fund has avoided any meaningful interest rate exposure and has eschewed the use of leverage.

7  Source: Bloomberg; Chart shows actual S&P 500 price returns excluding dividends minus Wall Street analyst estimates. Chart period is 2005-2022.

8  Note: The performance noted is since inception, but the average net risk exposure of 65% and portfolio allocations reflect the period March 1, 1996 — June 30, 2023, and is shown for the Institutional Class shares. Data prior to March 1, 1996 is not available. If included, these statistics may differ materially, depending upon the time period.

Past performance is no guarantee, nor is it indicative, of future results.

4

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

For those who prefer less up and down, especially when price moves precipitate an often-inappropriate action — buy or sell, Crescent's mandate is as relevant to investors today as when the Fund launched in 1993. Though we don't know what the next thirty years hold, we strive to continue to offer a similar investor experience. These last three decades have given us surprises and market excess; the recent pandemic, the internet bubble, September 11, millennia-low interest rates, and the Great Financial Crisis, to name a few. We will be surprised, but probably not astonished, in the future. We promise to remain thoughtful and calm as we continue to steward your capital, traits that allow us to lean in when there's the opportunity and tilt away when there is none, like when we increased risk exposure during the Great Financial Crisis and Covid, but reduced it in the preceding periods.

While Steven founded the Fund, Brian and Mark have been around for about half its existence. During this period, we would like to think we have pushed each other to evolve and stay relevant, and fingers crossed, our continuing education is far from over. However regardless of the times, we think sensible optimism mixed with a dash of prudence will never go out of fashion, even if our haircuts may.

Closing

Steven reflected on his last thirty-eight years in a recent speech at the Morningstar Conference titled "Evolution of a Value Investor," available on our website, www.fpa.com. He also wrote a chapter introduction for the new 7th Edition of Graham & Dodd's Security Analysis. We will have copies available for those joining us in Boston on September 12 for our 30th-anniversary celebration and investor update (details are available by emailing crm@fpa.com).

Thank you for entrusting us with your capital since 1993, but as we say goodbye to the past, we look forward to what the future holds.

Respectfully submitted,

FPA Crescent Portfolio Managers
August 8, 2023

5

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

6

FPA CRESCENT FUND
PORTFOLIO SUMMARY

June 30, 2023 (Unaudited)

Common Stocks		66.8%
Internet Media	8.8%
Semiconductor Devices	5.9%
Cable & Satellite	4.7%
Industrial Distribution & Rental	4.7%
Cement & Aggregates	3.8%
Electrical Components	2.8%
P&C Insurance	2.6%
Application Software	2.4%
Diversified Banks	2.4%
E-Commerce Discretionary	2.3%
Insurance Brokers	2.1%
Chemicals	1.9%
Banks	1.8%
Institutional Brokerage	1.7%
Investment Companies	1.6%
Base Metals	1.5%
Food Services	1.5%
Beverages	1.4%
Automotive Retailers	1.4%
Integrated Utilities	1.1%
Apparel, Footwear & Accessory Design	1.0%
Midstream — Oil & Gas	1.0%
Wealth Management	1.0%
Hotels, Restaurants & Leisure	0.9%
Marine Shipping	0.9%
Railroad Rolling Stock	0.8%
Real Estate Investment Trusts	0.8%
Entertainment Content	0.8%
Industrials	0.7%
Health Care Services	0.6%
Commercial & Residential Building Equipment & Systems	0.6%
Computer Hardware & Storage	0.5%
Real Estate Owners & Developers	0.3%
Home Products Stores	0.2%
Other Common Stocks	0.2%
Oil & Gas Services & Equipment	0.1%
Closed End Fund		0.1%
Limited Partnerships		3.1%
Preferred Stocks		0.1%
Warrant		0.0%
Special Purpose Acquisition Companies		0.0%
Bonds & Debentures		11.7%
U.S. Treasuries	8.8%
Convertible Bonds	1.8%
Corporate Bank Debt	0.6%
Corporate Bonds & Notes	0.5%
Short-term Investments		18.3%
Other Assets And Liabilities, Net		(0.1)%
Net Assets		100.0%

7

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2023
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 8.8%
Alphabet, Inc. Class A(a)	2,206,340	$264,098,898
Alphabet, Inc. Class C(a)	1,618,115	195,743,372
Meta Platforms, Inc. Class A(a)	910,439	261,277,784
Naspers, Ltd. N Shares (South Africa)	567,954	102,607,197
		$823,727,251
SEMICONDUCTOR DEVICES — 5.9%
Analog Devices, Inc.	1,523,239	$296,742,190
Broadcom, Inc.	169,418	146,958,256
NXP Semiconductors NV (Netherlands)	521,846	106,811,439
		$550,511,885
CABLE & SATELLITE — 4.7%
Charter Communications, Inc. Class A(a)	393,387	$144,518,582
Comcast Corp. Class A	7,087,694	294,493,686
		$439,012,268
INDUSTRIAL DISTRIBUTION & RENTAL — 4.7%
Ferguson PLC (Britain)	699,096	$109,974,792
Howmet Aerospace, Inc.	1,702,491	84,375,454
LG Corp. (South Korea)	1,430,916	95,957,686
Safran SA (France)	938,989	147,148,679
		$437,456,611
CEMENT & AGGREGATES — 3.8%
Heidelberg Materials AG (Germany)	711,943	$58,549,216
Holcim AG (Switzerland)	4,419,896	297,932,748
		$356,481,964
ELECTRICAL COMPONENTS — 2.8%
TE Connectivity Ltd. (Switzerland)	1,869,808	$262,072,289
		$262,072,289
P&C INSURANCE — 2.6%
American International Group, Inc.	4,249,990	$244,544,425
		$244,544,425
APPLICATION SOFTWARE — 2.4%
Activision Blizzard, Inc.(a)	926,338	$78,090,293
Entain PLC (Isle of Man)	1,533,842	24,801,872
Epic Games, Inc.(a)(b)(c)(d)	33,130	9,740,220
Nexon Co. Ltd. (Japan)	1,965,397	37,689,762
Nintendo Co. Ltd. (Japan)	1,542,361	70,313,621
		$220,635,768

8

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
DIVERSIFIED BANKS — 2.4%
Citigroup, Inc.	3,571,897	$164,450,138
Gulfport Energy Corp.(a)	526,060	55,273,124
		$219,723,262
E-COMMERCE DISCRETIONARY — 2.3%
Alibaba Group Holding Ltd. (China)(a)	1,810,103	$18,842,860
Amazon.com, Inc.(a)	1,285,574	167,587,427
Delivery Hero SE (Germany)(a)(e)	551,839	24,347,171
		$210,777,458
INSURANCE BROKERS — 2.1%
Aon PLC Class A (Britain)	553,997	$191,239,764
		$191,239,764
CHEMICALS — 1.9%
International Flavors & Fragrances, Inc.	2,191,745	$174,440,985
		$174,440,985
BANKS — 1.8%
Signature Bank	71,182	$14,948
Wells Fargo & Co.	3,961,725	169,086,423
		$169,101,371
INSTITUTIONAL BROKERAGE — 1.7%
Jefferies Financial Group, Inc.	4,697,583	$155,818,828
		$155,818,828
INVESTMENT COMPANIES — 1.6%
Groupe Bruxelles Lambert SA (Belgium)	1,931,163	$152,240,562
		$152,240,562
BASE METALS — 1.5%
Glencore PLC (Switzerland)	25,011,010	$141,809,367
		$141,809,367
FOOD SERVICES — 1.5%
JDE Peet's NV (Netherlands)	4,041,690	$120,224,601
Just Eat Takeaway.com NV (Netherlands)(a)(e)	965,437	14,798,769
		$135,023,370
BEVERAGES — 1.4%
Heineken Holding NV (Netherlands)	1,464,769	$127,467,207
		$127,467,207
AUTOMOTIVE RETAILERS — 1.4%
CarMax, Inc.(a)	1,521,148	$127,320,088
		$127,320,088

9

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INTEGRATED UTILITIES — 1.1%
FirstEnergy Corp.	2,241,472	$87,148,431
PG&E Corp.(a)	1,139,161	19,684,702
		$106,833,133
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.0%
Cie Financiere Richemont SA Class A (Switzerland)	568,841	$96,627,879
		$96,627,879
MIDSTREAM — OIL & GAS — 1.0%
Kinder Morgan, Inc.	5,262,897	$90,627,086
Vitesse Energy, Inc.	122,764	2,749,914
		$93,377,000
WEALTH MANAGEMENT — 1.0%
LPL Financial Holdings, Inc.	426,531	$92,740,635
		$92,740,635
HOTELS, RESTAURANTS & LEISURE — 0.9%
Marriott International, Inc. Class A	450,220	$82,700,912
		$82,700,912
MARINE SHIPPING — 0.9%
Sound Holding FP (Luxembourg)(b)(c)(d)(f)(g)	1,146,250	$79,152,891
		$79,152,891
RAILROAD ROLLING STOCK — 0.8%
Westinghouse Air Brake Technologies Corp.	716,735	$78,604,327
		$78,604,327
REAL ESTATE INVESTMENT TRUSTS — 0.8%
Douglas Emmett, Inc.	3,746,765	$47,096,836
Vornado Realty Trust	1,668,698	30,270,182
		$77,367,018
ENTERTAINMENT CONTENT — 0.8%
Netflix, Inc.(a)	171,913	$75,725,957
		$75,725,957
INDUSTRIALS — 0.7%
Uber Technologies, Inc.(a)	1,613,760	$69,666,019
		$69,666,019
HEALTH CARE SERVICES — 0.6%
ICON PLC (Ireland)(a)	233,915	$58,525,533
		$58,525,533

10

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.6%
Samsung C&T Corp. (South Korea)	694,573	$55,901,968
		$55,901,968
COMPUTER HARDWARE & STORAGE — 0.5%
Dell Technologies, Inc. C Shares	862,607	$46,675,665
		$46,675,665
REAL ESTATE OWNERS & DEVELOPERS — 0.3%
Swire Pacific Ltd. Class A (Hong Kong)	3,970,793	$30,506,315
		$30,506,315
HOME PRODUCTS STORES — 0.2%
Herbalife Nutrition Ltd.(a)	1,628,225	$21,557,699
		$21,557,699
OIL & GAS SERVICES & EQUIPMENT — 0.1%
McDermott International Ltd.(a)(f)(g)	46,782,462	$8,420,843
		$8,420,843
OTHER COMMON STOCKS — 0.2%(a)(n)		$18,097,103
		$18,097,103
TOTAL COMMON STOCKS — 66.8% (Cost $4,054,359,111)		$6,231,885,620
CLOSED END FUND — 0.1%
Altaba Escrow(b)(c)(d) (Cost $0)	4,756,180	$11,081,899
LIMITED PARTNERSHIPS
Footpath Ventures SPV IV LP (Private Credit)(b)(c)(d)	150,000	$11,604,538
FPS Group Ltd.(b)(c)(d)(f)(g)	2,073,734	256,340,082
FPS Shelby Holdco I LLC (Marine Shipping)(b)(c)(d)(f)(g)	107,799	8,876,467
GACP II LP (Private Credit)(b)(c)(d)	958,312	10,510,043
U.S. Farming Realty Trust II LP (Real Estate)(b)(c)(d)(f)	120,000	3,832,392
TOTAL LIMITED PARTNERSHIPS — 3.1% (Cost $204,092,785)		$291,163,522
PREFERRED STOCKS
ENGINEERING SERVICES — 0.1%
McDermott International, Inc. — 8.000%(b)(c)(d)(f)	22,591	$7,748,587
		$7,748,587

11

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

PREFERRED STOCKS — Continued	Shares	Fair Value
ENERGY — 0.0%
Gulfport Energy Corp. — 10.000%(c)(d)	1,345	$820,450
		$820,450
TOTAL PREFERRED STOCKS — 0.1% (Cost $1,271,578)		$8,569,037
WARRANT
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023 (Switzerland)(a) (Cost $0)	2,521,536	$3,479,244
		$3,479,244
SPECIAL PURPOSE ACQUISITION COMPANIES(a)
African Gold Acquisition Corp.	131,631	$1,316
Alpha Partners Technology Merger Corp.	40,319	418,108
Apollo Strategic Growth Capital II	41,393	5,075
Ares Acquisition Corp. A Shares	98,890	79,112
Atlantic Coastal Acquisition Corp.	412,865	9,331
Atlantic Coastal Acquisition Corp. II	160,436	2,423
BigBear.ai Holdings, Inc.	266,952	58,729
Biote Corp.	422	2,852
BurTech Acquisition Corp.	1,007,550	17,632
C5 Acquisition Corp.	122,545	6,054
Churchill Capital Corp. VII	123,284	17,260
DHC Acquisition Corp.	173,528	6,802
Digital Transformation Opportunities Corp.	18,063	2,323
Disruptive Acquisition Corp. I A Shares	344,045	27,524
ECARX Holdings, Inc. (Cayman Islands)	167,442	12,424
Flame Acquisition Corp.	516,072	161,221
Forest Road Acquisition Corp. II A Shares	248,596	37,289
Fusion Acquisition Corp. II A Shares	57,975	290
Global Partner Acquisition Corp. II	64,614	2,261
Golden Arrow Merger Corp.	344,044	12,042
GSR II Meteora Acquisition Corp.	26	82
GSR II Meteora Acquisition Corp.	425	57
Heliogen, Inc.	98,835	3,963
Landcadia Holdings IV, Inc.	310,750	50,963
MariaDB PLC (Ireland)	316,054	41,087
Metals Acquisition Ltd. (Cayman Islands)	179,967	251,954
NioCorp Developments Ltd. (Canada)	216,065	146,362
Northern Star Investment Corp. III	91,791	1,101
Northern Star Investment Corp. IV	70,911	3,546

12

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES — Continued	Shares or Principal Amount	Fair Value
Plum Acquisition Corp. I	193,976	$6,498
PowerUp Acquisition Corp.	46,911	490,220
Prenetics Global Ltd.	10,692	870
Ross Acquisition Corp. II	77,074	13,049
Slam Corp.	178,581	33,930
Stratim Cloud Acquisition Corp.	223,883	448
Swvl Holdings Corp.	27,467	459
TLG Acquisition One Corp. Class A	414,327	16,573
Twelve Seas Investment Co. II	330,005	19,140
Virgin Orbit Holdings, Inc.	94,559	378
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 0.0% (Cost $3,109,992)		$1,960,748
BONDS & DEBENTURES
CORPORATE BONDS & NOTES — 0.5%
CONSUMER, NON-CYCLICAL — 0.1%
Herbalife Nutrition Ltd./HLF Financing, Inc. — 7.875% 9/1/2025(e)	$8,545,000	$7,690,500
ENERGY — 0.0%
Gulfport Energy Corp. — 6.000% 10/15/2024	$18,209,000	$11,472
Gulfport Energy Corp. — 6.375% 5/15/2025	8,822,000	5,558
Gulfport Energy Corp. — 6.375% 1/15/2026	9,128,000	5,750
Gulfport Energy Corp. — 6.625% 5/1/2023	9,417,000	5,933
Gulfport Energy Corp. — 8.000% 5/17/2026	596,287	599,089
		$627,802
FINANCIAL — 0.4%
Charles Schwab Corp., 3M USD LIBOR + 2.575% — 5.000% 12/1/2027(h)	$2,588,000	$1,963,645
Charles Schwab Corp., 5 year CMT + 3.168% — 4.000% 6/1/2026(h)	18,976,000	15,370,560
Vornado Realty LP — 2.150% 6/1/2026	8,623,000	7,303,681
Vornado Realty LP — 3.500% 1/15/2025	8,815,000	8,299,590
		$32,937,476
TOTAL CORPORATE BONDS & NOTES — 0.5% (Cost $40,379,026)		$41,255,778

13

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CONVERTIBLE BONDS — 1.8%
COMMUNICATIONS — 1.8%
Delivery Hero SE (Germany) — 1.000% 4/30/2026	$2,600,000	$2,278,822
Delivery Hero SE (Germany) — 1.000% 1/23/2027	86,200,000	72,651,085
Wayfair, Inc. — 0.625% 10/1/2025	84,672,000	72,063,757
Wayfair, Inc. — 1.000% 8/15/2026	4,278,000	3,518,927
Zillow Group, Inc. — 1.375% 9/1/2026	12,336,000	15,512,520
Zillow Group, Inc. — 2.750% 5/15/2025	1,703,000	1,786,447
TOTAL CONVERTIBLE BONDS — 1.8% (Cost $157,969,711)		$167,811,558
CORPORATE BANK DEBT — 0.6%
Cornerstone OnDemand, Inc., 3M SOFR + 3.750% — 9.254% 10/16/2028(b)(h)(i)	$2,551,621	$2,348,563
Farfetch U.S. Holdings, Inc., 3M SOFR + 6.250% — 11.299% 10/20/2027(b)(h)(i)	19,482,100	18,313,174
McDermott Intl Senior Exit LC — 3.000% 6/30/2024(b)(f)(i)(j)(m)	16,808,876	(7,563,995)
McDermott LC, 1M USD LIBOR + 4.000% — 5.177% 12/31/2025(b)(c)(d)(f)(h)(i)(j)(k)	28,718,370	18,167,706
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 6.154% 6/30/2025(b)(f)(h)(i)	34,711,641	17,355,821
McDermott Technology Americas, Inc., 1M SOFR + 3.000% — 8.217% 6/28/2024(b)(f)(h)(i)	1,074,221	751,955
Vision Solutions, Inc., 3M USD LIBOR + 4.000% — 9.255% 4/24/2028(b)(h)(i)	2,551,523	2,412,796
TOTAL CORPORATE BANK DEBT — 0.6% (Cost $107,527,239)		$51,786,020
U.S. TREASURIES — 8.8%
U.S. Treasury Bills — 5.129% 8/3/2023(l)	$27,000,000	$26,880,711
U.S. Treasury Bills — 5.141% 7/27/2023(l)	18,000,000	17,939,369
U.S. Treasury Bills — 5.169% 8/10/2023(l)	65,000,000	64,647,056
U.S. Treasury Bills — 5.185% 8/15/2023(l)	31,000,000	30,809,254
U.S. Treasury Bills — 5.192% 8/1/2023(l)	39,000,000	38,841,352
U.S. Treasury Bills — 5.263% 5/16/2024(l)	300,000,000	286,284,360
U.S. Treasury Bills — 5.270% 9/21/2023(l)	50,000,000	49,425,015
U.S. Treasury Bills — 5.364% 10/12/2023(l)	43,000,000	42,373,245
U.S. Treasury Bills — 5.373% 6/13/2024(l)	200,000,000	190,177,340

14

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Bills — 12.500% 10/3/2023(l)	$22,000,000	$21,708,190
U.S. Treasury Notes — 2.125% 3/31/2024	52,000,000	50,753,368
TOTAL U.S. TREASURIES — 8.8% (Cost $820,468,227)		$819,839,260
TOTAL BONDS & DEBENTURES — 11.7% (Cost $1,126,344,203)		$1,080,692,616
TOTAL INVESTMENT SECURITIES — 81.8% (Cost $5,389,177,669)		$7,628,832,686
SHORT-TERM INVESTMENTS — 18.3%
Amazon.com, Inc.
— 5.111% 7/14/2023	$30,000,000	$29,945,833
— 5.111% 7/28/2023	37,000,000	36,861,250
— 5.112% 7/17/2023	58,000,000	57,871,111
— 5.112% 7/21/2023	55,000,000	54,847,222
— 5.122% 7/11/2023	70,000,000	69,902,583
— 5.153% 8/1/2023	40,000,000	39,826,400
— 5.153% 8/4/2023	30,000,000	29,857,200
— 5.173% 7/6/2023	75,000,000	74,947,292
— 5.214% 8/4/2023	49,000,000	48,763,982
— 5.224% 8/11/2023	25,000,000	24,854,507
— 5.256% 8/11/2023	40,000,000	39,765,844
— 5.267% 11/16/2023	40,300,000	39,518,314
Apple, Inc.
— 5.171% 7/18/2023	10,000,000	9,976,106
— 5.174% 7/18/2023	23,000,000	22,945,043
Coca-Cola Co.
— 5.11% 7/19/2023	38,000,000	37,904,620
— 5.216% 8/22/2023	66,000,000	65,513,800
— 5.243% 7/20/2023	20,000,000	19,945,850
— 5.254% 11/14/2023	57,000,000	55,912,566
— 5.312% 9/27/2023	20,000,000	19,747,245
Kenvue, Inc.
— 1.564% 11/30/2023	50,000,000	49,865,417
— 5.189% 7/10/2023	70,000,000	69,910,925
— 5.191% 7/12/2023	34,000,000	33,947,121
— 5.192% 7/14/2023	9,450,000	9,432,665
— 5.193% 7/14/2023	20,000,000	19,963,311
— 5.194% 7/17/2023	75,000,000	74,830,667

15

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Principal Amount	Fair Value
— 5.214% 7/21/2023	$100,000,000	$99,716,667
— 5.215% 7/24/2023	45,000,000	44,853,375
Nestle Capital Corp.
— 5.106% 7/20/2023	40,000,000	39,894,022
— 5.143% 7/25/2023	20,000,000	19,932,933
PepsiCo, Inc.
— 5.18% 8/8/2023	37,500,000	37,300,104
— 5.181% 8/9/2023	25,000,000	24,863,229
— 5.184% 7/28/2023	65,000,000	64,752,837
— 5.205% 7/24/2023	17,000,000	16,944,717
— 5.206% 7/26/2023	70,000,000	69,752,570
— 5.217% 8/17/2023	55,000,000	54,634,510
— 5.282% 9/15/2023	28,000,000	27,696,169
— 5.305% 10/3/2023	20,000,000	19,731,056
— 5.315% 10/16/2023	25,000,000	24,617,326
Roche Holdings, Inc.
— 5.156% 7/6/2023	17,000,000	16,988,029
— 5.159% 7/3/2023	50,000,000	49,985,944
— 5.173% 7/7/2023	40,000,000	39,966,267
State Street Bank Repurchase Agreement — 1.52% 7/3/2023 (Dated 06/30/2023, repurchase price of $15,418,953, collateralized by $17,473,800 principal amount U.S. Treasury Notes — 0.500% 2026, fair value $15,725,352)(m)	15,417,000	15,417,000
TOTAL SHORT-TERM INVESTMENTS — 18.3% (Cost $1,703,903,629)		$1,703,903,629
TOTAL INVESTMENTS — 100.1% (Cost $7,093,081,298)		$9,332,736,315
Other Assets and Liabilities, net — (0.1)%		(8,227,785)
NET ASSETS — 100.0%		$9,324,508,530

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 4.83% of total net assets at June 30, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 4.48% of total net assets at June 30, 2023.

16

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Affiliated Security.

(g)  Controlled company.

(h)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2023. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  For corporate bank debt, the rate shown represents a weighted average interest rate if a high-low range of interest rates is listed.

(j)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(k)  As of June 30, 2023 the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 11 of the Notes to Financial Statements for further information on these commitments and contingencies.

(l)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(m)  Security pledged as collateral (See Note 10 of the Notes to Financial Statements).

(n)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

Total Return Swaps — Short

Receive	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Cresco Labs, Inc.(b)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023	CAD	2,662,520	$(122,932)	—	$(122,932)
Green Thumb Industries, Inc.(b)	OBFR + 1.500%	Annual	Cowen	8/7/2023		$1,793,862	364,984	—	364,984
Trulieve Cannabis Corp.(b)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023	CAD	651,889	(333,853)	—	(333,853)
Verano Holdings Corp.(b)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023		1,619,914	(84,628)	—	(84,628)
							$(176,429)	—	$(176,429)

17

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2023
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/01/2021, 03/15/2022	—	$11,081,899	0.12%
Cornerstone OnDemand, Inc. 3M SOFR + 3.750% — 9.254% 10/16/2028	03/31/2023	$2,306,281	2,348,563	0.03%
Cresco Labs, Inc.	08/16/2022	—	(122,932)	(0.00)%
Epic Games, Inc.	06/25/2020	19,049,750	9,740,220	0.10%
Farfetch U.S. Holdings, Inc. 3M SOFR + 6.250% — 11.299% 10/20/2027	03/31/2023	18,391,317	18,313,174	0.20%
Footpath Ventures SPV IV LP (Private Credit)	09/24/2021	15,467,400	11,604,538	0.12%
FPS Group Ltd.	01/03/2022, 02/03/2022, 02/04/2022, 03/09/2022, 04/01/2022, 04/29/2022	175,591,450	256,340,082	2.75%
FPS Shelby Holdco I LLC (Marine Shipping)	02/04/2020, 03/26/2020, 04/29/2020, 07/24/2020	13,033,935	8,876,467	0.09%
GACP II LP (Private Credit)	01/17/2020	—	10,510,043	0.11%
Green Thumb Industries, Inc.	08/16/2022	—	(364,563)	(0.00)%
McDermott International, Inc. — 8.000%	12/31/2020	—	7,748,587	0.08%
McDermott Intl Senior Exit LC — 3.000% 6/30/2024	07/01/2020	(7,311,861)	(7,563,995)	(0.08)%
McDermott LC 1M USD LIBOR + 4.000% — 5.177% 12/31/2025	03/04/2021, 03/05/2021	35,777,645	18,167,706	0.19%
McDermott Technology Americas, Inc. 1M USD LIBOR + 1.000% — 6.154% 6/30/2025	03/31/2023, 01/30/2023, 03/01/2023, 12/31/2021, 01/31/2022, 02/28/2022, 03/31/2022, 05/31/2022, 06/30/2022, 07/31/2022, 08/31/2022, 09/30/2022, 10/31/2022	55,153,710	17,355,821	0.19%
McDermott Technology Americas, Inc. 1M SOFR + 3.000% — 8.217% 6/28/2024	07/01/2020	1,074,191	751,955	0.01%
Sound Holding FP (Luxembourg)	10/07/2013	16,752,396	79,152,891	0.85%
Trulieve Cannabis Corp.	08/16/2022	—	(333,853)	(0.00)%

18

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2023
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust II LP (Real Estate)	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	—	$3,832,392	0.04%
Verano Holdings Corp.	08/08/2022	—	(84,628)	(0.00)%
Vision Solutions, Inc. 3M USD LIBOR + 4.000% — 9.255% 4/24/2028	04/24/2021, 12/07/2022	$2,135,956	2,412,796	0.03%
TOTAL RESTRICTED SECURITIES		$347,422,170	$449,767,163	4.83%

See accompanying Notes to Financial Statements.

19

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $5,046,058,021)	$7,235,749,937
Investments in affiliates — at fair value (identified cost $343,119,648)	393,082,749
Short-term investments — at amortized cost (maturities 60 days or less)	1,703,903,629
Deposits for securities sold short	504,134
Cash	244,019
Receivable for:
Dividends and interest	16,878,153
Due from broker	10,589,592
Capital Stock sold	4,839,990
Investment securities sold	6,492
Prepaid expenses and other assets	63,299
Total assets	9,365,861,994
LIABILITIES
Swaps, at fair value (net upfront payments paid $0)	176,429
Payable for:
Investment securities purchased	29,161,291
Advisory fees	7,183,273
Capital Stock repurchased	3,355,361
Accrued expenses and other liabilities	1,477,110
Other commitments and contingencies — Note 11
Total liabilities	41,353,464
NET ASSETS	$9,324,508,530
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 251,523,235 outstanding shares	$6,837,982,131
Distributable earnings	2,486,526,399
NET ASSETS	$9,324,508,530
Institutional Class:
Net Assets	$6,836,656,577
Shares outstanding, no par value; unlimited authorized shares	184,426,019
Offering and redemption price per share	$37.07
Supra Institutional Class:
Net Assets	$2,487,851,953
Shares outstanding, no par value; unlimited authorized shares	67,097,216
Offering and redemption price per share	$37.08

See accompanying Notes to Financial Statements.

20

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,115,604)	$70,658,963
Interest	63,143,493
Other income	34,793
Total investment income	133,837,249
EXPENSES
Advisory fees	41,338,289
Transfer agent fees and expenses	2,685,634
Administrative services fees — Institutional Class	2,285,367
Reports to shareholders	211,495
Redemption liquidity service	202,777
Custodian fees	186,751
Administrator fees	184,829
Other professional fees	165,490
Administrative services fees — Supra Institutional Class	118,017
Trustee fees and expenses	114,739
Legal fees	71,296
Filing fees	68,090
Audit and tax services fees	35,065
Other	48,551
Total expenses	47,716,390
Reimbursement from Adviser	(1,556,650)
Net expenses	46,159,740
Net investment income	87,677,509
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	145,232,308
Investments in affiliates	1,417,709
In-kind redemptions	92,936,227
Written options	(5,062,475)
Swap contracts	(8,819,777)
Investments in forward foreign currency contracts	(395,784)
Investments in foreign currency transactions	(209,850)
Net change in unrealized appreciation (depreciation) of:
Investments	718,477,683
Investments in affiliates	15,028,439
Purchased options	(3,571,346)
Swap contracts	2,370,995
Investments in forward foreign currency contracts	842,716
Translation of foreign currency denominated amounts	(360,349)
Net realized and unrealized gain	957,886,496
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,045,564,005

See accompanying Notes to Financial Statements.

21

FPA CRESCENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$87,677,509	$49,105,923
Net realized gain	225,098,358	224,188,988
Net change in unrealized appreciation (depreciation)	732,788,138	(1,226,357,422)
Net increase (decrease) in net assets resulting from operations	1,045,564,005	(953,062,511)
Distributions to shareholders — Institutional Class	(73,689,953)	(51,675,513)
Distributions to shareholders — Supra Institutional Class	(27,481,361)	(18,847,772)
Total distributions to shareholders	(101,171,314)	(70,523,285)
Capital Stock transactions:(a)
Proceeds from Capital Stock sold	605,575,252	1,856,742,681
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	87,315,695	61,213,644
Cost of Capital Stock repurchased(b)	(873,292,088)	(2,618,809,542)
Net decrease from Capital Stock transactions	(180,401,141)	(700,853,217)
Total change in net assets	763,991,550	(1,724,439,013)
NET ASSETS
Beginning of period	8,560,516,980	10,284,955,993
End of period	$9,324,508,530	$8,560,516,980

(a)  See Note 9, Capital Stock, in the Notes to Financial Statements.

(b)  Net of redemption fees of $424 and $68,094 for the period ended June 30, 2023 and year ended December 31, 2022, respectively, see Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

22

FPA CRESCENT FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2023		Year Ended December 31,
	(Unaudited)		2022		2021		2020		2019		2018
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$33.34		$37.01		$35.97		$33.83		$29.53		$34.69
Income from investment operations:
Net investment income(a)	0.34		0.17		—	(b)	0.18		0.62		0.24
Net realized and unrealized gain (loss) on investment securities	3.80		(3.58)		5.34		3.69		5.25		(2.78)
Total from investment operations	4.14		(3.41)		5.34		3.87		5.87		(2.54)
Less distributions:
Dividends from net investment income	(0.05)		(0.02)		(0.29)		(0.11)		(0.80)		(0.21)
Distributions from net realized capital gains	(0.36)		(0.24)		(4.01)		(1.62)		(0.77)		(2.41)
Total distributions	(0.41)		(0.26)		(4.30)		(1.73)		(1.57)		(2.62)
Net asset value at end of period	$37.07		$33.34		$37.01		$35.97		$33.83		$29.53
Total investment return	12.41%		(9.20)%		15.17%		12.11%		20.02%		(7.43)%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$6,836,657		$6,301,530		$8,394,402		$8,903,455		$14,009,883		$13,707,240
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.09	%(c)	1.09	%(d)	1.17	%(e)	1.15	%(e)	1.23	%(e)	1.18	%(e)
After reimbursement from Adviser	1.05	%(c)	1.06	%(d)	1.14	%(e)	1.13	%(e)	1.23	%(e)	1.18	%(e)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.92	%(c)	0.46%		(0.03)%		0.54%		1.90%		0.70%
After reimbursement from Adviser	1.95	%(c)	0.50%		0.01%		0.56%		1.90%		0.70%
Portfolio turnover rate	8	%(c)	20%		20%		29%		23%		64%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Annualized

(d)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(e)  For the years ended December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018, the expense ratio includes short sale dividend expense equal to 0.09%, 0.07%, 0.16% and 0.11% of average net assets, respectively.

See accompanying Notes to Financial Statements.

23

FPA CRESCENT FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2023		Year Ended December 31,				Period from September 4, through December 31,
	(Unaudited)		2022		2021		2020
Supra Institutional Class
Per share operating performance:
Net asset value at beginning of period	$33.35		$37.01		$35.98		$31.96
Income from investment operations:
Net investment income(a)	0.35		0.22		0.02		0.01
Net realized and unrealized gain on investment securities	3.80		(3.61)		5.33		4.81
Total from investment operations	4.15		(3.39)		5.35		4.82
Less distributions:
Dividends from net investment income	(0.06)		(0.03)		(0.31)		—
Distributions from net realized capital gains	(0.36)		(0.24)		(4.01)		(0.80)
Total distributions	(0.42)		(0.27)		(4.32)		(0.80)
Redemption fees(b)	—		—		—		—
Net asset value at end of period	$37.08		$33.35		$37.01		$35.98
Total investment return	12.43%		(9.14)%		15.24%		15.08%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$2,487,852		$2,258,987		$1,890,554		$1,179,180
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.03	%(c)	1.03	%(d)	1.12	%(e)	1.14	%(c)(e)
After reimbursement from Adviser	0.99	%(c)	1.00	%(d)	1.09	%(e)	1.11	%(c)(e)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.98	%(c)	0.61%		0.02%		0.07	%(c)
After reimbursement from Adviser	2.02	%(c)	0.64%		0.06%		0.10	%(c)
Portfolio turnover rate	8	%(c)	20%		20%		29	%(c)

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Annualized.

(d)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(e)  For the years ended December 31, 2021 and December 31, 2020, the expense ratio includes short sale dividend expense equal to 0.10% and 0.13% of average net assets, respectively.

See accompanying Notes to Financial Statements.

24

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2023
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2024. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years,

25

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is

26

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund

27

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $271,939,152 for the period ended June 30, 2023. The proceeds and cost of securities sold resulting in net realized gains of $239,586,244 aggregated $593,590,357 and $354,004,113, respectively, for the period ended June 30, 2023.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2023 was $5,422,876,272 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2023, for federal income tax purposes was $2,562,903,405 and $356,946,991, respectively resulting in net unrealized appreciation of $2,205,956,414.

As of and during the period ended June 30, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser").

Effective September 4, 2020, the Board approved the addition of the Supra Institutional Class shares and the reduction in the annual advisory fee rate paid by the Fund to 0.93%. The current management fee rate paid by Institutional Class shares is 1.00% and Supra Institutional Class shares is 0.94%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07% for Institutional Class and 0.01% for Supra Institutional Class. In addition, the Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expense, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2024. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund through April 30, 2024. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit is expressed as a percentage of average daily net assets attributable to the Fund on an annualized basis during the reporting period. The expenses borne by the Adviser are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made

28

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

if it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Adviser or expense reimbursement to Adviser on the Statement of Assets and Liabilities.

For the period ended June 30, 2023, the Fund paid aggregate fees and expenses of $114,739 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2023, the Fund collected $424 in redemption fees. The impact of these fees is less than $0.01 per share. Subsequent to December 31, 2021, the Board unanimously approved the elimination of the Fund's 2% redemption fee effective February 18, 2022.

The Funds may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow's discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily "Dutch auction" among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds' liquidity needs on a particular day. During the period ended June 30, 2023, only FPA Crescent Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations within redemption liquidity service fees.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price.

29

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The Fund applies the practical expedient to limited partnerships on an investment-by-investment basis unless it is probable that the Fund could sell a portion of an investment at an amount different from the NAY of the investment. The management agreements of the limited partnerships provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% of the net profits earned. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

30

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the valuation levels of the Fund's investments as of June 30, 2023 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$721,120,054	$102,607,197	—	$823,727,251
Semiconductor Devices	550,511,885	—	—	550,511,885
Cable & Satellite	439,012,268	—	—	439,012,268
Industrial Distribution & Rental	194,350,246	243,106,365	—	437,456,611
Cement & Aggregates	—	356,481,964	—	356,481,964
Electrical Components	262,072,289	—	—	262,072,289
P&C Insurance	244,544,425	—	—	244,544,425
Application Software	78,090,293	132,805,255	$9,740,220	220,635,768
Diversified Banks	219,723,262	—	—	219,723,262
E-Commerce Discretionary	167,587,427	43,190,031	—	210,777,458
Insurance Brokers	191,239,764	—	—	191,239,764
Chemicals	174,440,985	—	—	174,440,985
Banks	169,101,371	—	—	169,101,371
Institutional Brokerage	155,818,828	—	—	155,818,828
Investment Companies	—	152,240,562	—	152,240,562
Base Metals	—	141,809,367	—	141,809,367
Food Services	120,224,601	14,798,769	—	135,023,370
Beverages	—	127,467,207	—	127,467,207
Automotive Retailers	127,320,088	—	—	127,320,088
Integrated Utilities	106,833,133	—	—	106,833,133
Apparel, Footwear & Accessory Design	—	96,627,879	—	96,627,879
Midstream — Oil & Gas	93,377,000	—	—	93,377,000
Wealth Management	92,740,635	—	—	92,740,635
Hotels, Restaurants & Leisure	82,700,912	—	—	82,700,912
Marine Shipping	—	—	79,152,891	79,152,891
Railroad Rolling Stock	78,604,327	—	—	78,604,327
Real Estate Investment Trusts	77,367,018	—	—	77,367,018
Entertainment Content	75,725,957	—	—	75,725,957

31

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Industrials	$69,666,019	—	—	$69,666,019
Health Care Services	58,525,533	—	—	58,525,533
Commercial & Residential Building Equipment & Systems	—	$55,901,968	—	55,901,968
Computer Hardware & Storage	46,675,665	—	—	46,675,665
Real Estate Owners & Developers	—	30,506,315	—	30,506,315
Home Products Stores	21,557,699	—	—	21,557,699
Oil & Gas Services & Equipment	8,420,843	—	—	8,420,843
Other Common Stocks	18,097,103	—	—	18,097,103
Closed End Fund
Medical Equipment	—	—	$11,081,899	11,081,899
Limited Partnerships	—	—	291,163,522	291,163,522
Preferred Stocks
Engineering Services	—	—	7,748,587	7,748,587
Energy	—	—	820,450	820,450
Warrant
Energy	3,479,244	—	—	3,479,244
Special Purpose Acquisition Companies	1,470,528	490,220	—	1,960,748
Corporate Bonds & Notes	—	41,255,778	—	41,255,778
Convertible Bonds	—	167,811,558	—	167,811,558
Corporate Bank Debt	—	33,618,314	18,167,706	51,786,020
U.S. Treasuries	—	819,839,260	—	819,839,260
Short-Term Investments	—	1,703,903,629	—	1,703,903,629
	$4,650,399,402	$4,264,461,638	$417,875,275	$9,332,736,315
Total Return Swaps	—	$(176,429)	—	$(176,429)
	$—	$(176,429)	$—	$(176,429)

32

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2023:

Investments	Beginning Value at December 31, 2022	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2023	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2023
Common Stocks	$76,647,943	$12,245,168	—	—	—	$88,893,111	$12,245,168
Limited Partnerships	296,732,420	15,554,663	$1,463,200	$(22,586,761)	—	291,163,522	15,456,798
Preferred Stocks	14,226,880	(5,657,787)	—	(56)	—	8,569,037	(5,656,897)
Closed End Funds	17,597,866	1,284,169	—	(7,800,136)	—	11,081,899	(6,515,967)
Special Purpose Acquisition Companies	10,321,320	193,570	—	(10,514,890)	—	—	—
Corporate Bank Debt	18,167,706	—	—	—	—	18,167,706	—
Purchased Options (interest rate risk)	8,633,821	(8,633,821)	—	—	—	—	—
	$442,327,956	$14,985,962	$1,463,200	$(40,901,843)	—	$417,875,275	$15,529,102

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the period ended June 30, 2023.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2023:

Financial Assets	Fair Value at June 30, 2023	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Corporate Bank Debt	$18,167,706	Third-Party Broker Quote (a)	Quotes/Prices	$55.00	$55.00
Preferred Stock	$8,569,037	Third-Party Broker Quote (a)	Quotes/Prices	$343.00-$610.00	$368.56
Common Stocks — Long	$79,152,891	Market Approach (b)	Shipping Broker Valuations	10%	10%
	9,740,220	Most Recent Capitalization (Funding) (c)	Market Discount	70%	70%
Closed End Funds	$11,081,899	Pricing Model (e)	Last Reported Trade	$2.33	$2.33
Limited Partnerships	$256,340,082	Market Approach (b)	Shipping Broker Valuations	20%	22%
	8,876,467			69%
	$3,832,392	Discounted NAV (d)	Market Discount	20%	20%
	$22,114,581	NAV as Practical Expedient (f)	Market Discount	20%	20%

(a)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(b)  The Discounted Cash Flow valuation technique involves estimating the value of an asset based on discounting a future stream of estimated cash flows using a discount rate determined by the Advisor.

(c)  The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(d)  The NAV provided by the general partner has been discounted for the possible impact from various exit strategies under consideration by the general partner.

(e)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(f)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of the Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures than the Limited Partnerships are not being reported at fair value.

33

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

34

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

Total Return Swaps: A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument(generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund's maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund's exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		—	Swaps, at fair value	$(176,429)

35

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Swap contracts	$(8,819,777)	$2,370,995
Interest rate contracts	Written options, Purchased options	(5,062,475)	(3,571,346)
Foreign exchange contracts	Forward Foreign Currency contracts	(395,784)	842,716
Total		$(14,278,036)	$(357,635)

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2023:

Swap
Average notional amount	$35,453,048
Purchased Options
Average contract amount
Calls	18,409,000,000
Forward Foreign Currency
Average contract amount
Purchases	$—
Sales	$15,929,635

NOTE 9 — Capital Stock

	Period Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Capital Stock sold
Institutional Class	10,182,651	$362,250,938	21,214,001	$729,834,442
Supra Institutional Class	6,862,430	243,324,314	32,591,934	1,126,908,238
Issued to shareholders upon reinvestment of dividends and distributions
Institutional Class	1,687,299	62,061,999	1,362,515	43,874,680
Supra Institutional Class	686,424	25,253,696	538,642	17,338,964
Capital Stock repurchased
Institutional Class	(16,443,931)	(582,810,851)	(60,395,215)	(2,060,411,818)
Supra Institutional Class	(8,190,496)	(290,481,237)	(16,479,547)	(558,397,723)
Change in Capital Stock outstanding	(5,215,623)	$(180,401,141)	(21,167,670)	$(700,853,217)

36

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 10 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for the offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2023:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged	Financial Instruments (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)(a)
State Street Bank
	Repurchase Agreement	$15,417,000	—	$(15,417,000	)(a)	—	—

(a)  Collateral with a value of $15,725,352 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 11 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited

37

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2023, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$10,038,100

NOTE 12 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2023, appear below:

Investments	Shares Held as of December 31, 2022	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income from Affiliated Investments
Common Stocks — 0.94%
Oil & Gas Services & Equipment — 0.09%
McDermott International Ltd.(a)(b)(c)	46,782,462	$14,970,388	—	—	—	$(6,549,545)	—	$8,420,843	46,782,462	—
Marine Shipping — 0.85%
Sound Holding FP (Luxembourg) (b)(c)(d)(e)(f)	1,146,250	66,907,723	—			12,245,168	—	79,152,891	1,146,250	—
Corporate Bank Debt — 0.31%
McDermott LC, 1M USD LIBOR + 4.000% — 5.177% 12/31/2025 (b)(d)(e)(f)(g)(h)(i)(k)	28,718,370	18,167,706	—	—	—	—	—	18,167,706	28,718,370	—
McDermott Intl Senior Exit LC — 3.000% 6/30/2024(b)(f)(h)	19,843,000	(8,929,350)	—	—	$1,319,844	45,511	—	(7,563,995)	16,808,876	—
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 6.154% 6/30/2025(b)(f)(g)(h)	34,189,810	18,120,599	$521,831	—	—	(1,286,609)	—	17,355,821	34,711,641	—

38

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Shares Held as of December 31, 2022	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income from Affiliated Investments
McDermott Technology Americas, Inc., 1M SOFR + 3.000% — 8.217% 6/28/2024(b)(f)(g)(h)	1,074,221	644,533	—	—	—	107,422	—	751,955	1,074,221	—
		28,003,488	521,831	—	1,319,844	(1,133,676)	—	28,711,487		—
Limted Partnerships — 2.89%
FPS Group Ltd. (b)(f)(g)(h)	2,073,734	248,852,380	—	$(13,257,063)	—	20,744,765	—	256,340,082	2,073,734	—
FPS Shelby Holdco I LLC (Marine Shipping) (b)(c)(d)(e)(f)	107,799	8,876,468	1,372,001	—	—	(1,372,002)	—	8,876,467	107,799	—
U.S. Farming Realty Trust LP	350,000	3,639,826	—	(97,865)	97,865	(3,639,826)	—	—	—	—
U.S. Farming Realty Trust II LP (Real Estate) (b)(c)(d)(e)(f)	120,000	12,524,877	—	(9,231,833)	—	539,348	—	3,832,392	120,000	—
		273,893,551	1,372,001	(22,586,761)	97,865	16,272,285	—	269,048,941		—
Preferred Stocks — 0.08%
Engineering Services — 0.08%
McDermott International, Inc. — 8.000% (b)(d)(e)(f)	22,591	13,554,380	—	—	—	(5,805,793)	—	7,748,587	22,591	—
Total Affiliate Investments — 4.22%		$397,329,530	$1,893,832	$(22,586,761)	$1,417,709	$15,028,439	—	$393,082,749		$—

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 4.83% of total net assets at June 30, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 4.48% of total net assets at June 30, 2023.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(e)  Affiliated Security.

(f)  Controlled company.

39

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(g)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2023. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(j)  As of June 30, 2023 the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

NOTE 13 — Subsequent Events

The Advisor proposed, and the Directors approved, Mutual Fund Administration, LLC ("MFAC") and UMB Fund Services, Inc. ("UMB") to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending December, 2023, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 1, 2023, the Fund's shareholders re-elected Directors Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Directors, John P. Zader and Maureen Quill. Simultaneously, Directors Alfred E. Osborne and Mark L. Lipson retired effective that same date. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

	Total Shares Voted For	Total Shares Withheld
Sandra Brown	205,074,319	3,711,445
Robert F. Goldrich	204,729,047	4,056,717
John P. Zader	206,729,102	2,056,662
J. Richard Atwood	205,747,896	3,037,867
Maureen Quill	197,550,335	11,235,429

40

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2023 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Institutional Class
Beginning Account Value December 31, 2022	$1,000.00	$1,000.00
Ending Account Value June 30, 2023	$1,124.10	$1,019.59
Expenses Paid During Period(a)	$5.53	$5.26
Supra Institutional Class
Beginning Account Value December 31, 2022	$1,000.00	$1,000.00
Ending Account Value June 30, 2023	$1,124.30	$1,019.89
Expenses Paid During Period(b)	$5.21	$4.96

(a)  Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2023 (181/365 days).

(b)  Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2023 (181/365 days).

41

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Former President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P Zader, 1949	Trustee	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)

42

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees
J. Richard Atwood(2), 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Trustee	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 other than Mr. Zader and Ms. Quill. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

43

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President — Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

44

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Institutional Class:
TICKER SYMBOL: FPACX
CUSIP: 30254T759
Supra Institutional Class:
TICKER SYMBOL: FPCSX
CUSIP: 30254T676

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee,Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2023

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA Flexible Fixed Income Fund (the "Fund") returned 1.20% in the second quarter of 2023 and 3.48% year-to-date through June 30, 2023.

Sector	As of 6/30/2023
Yield-to-worst[1]	7.60%
Effective Duration	1.83 years
High Quality Exposure[2]	72.3%
Credit Exposure[3]	27.7%

As inflation abated during the quarter, the Federal Reserve raised the Fed Funds rate by 25 basis points in May before pausing its tightening and leaving the Fed Funds rate unchanged in June.4 However, the Fed's commentary and guidance for additional Fed Funds rate increases, coupled with uneven macroeconomic data, drove risk-free rates higher during the quarter. Yields on Treasury bonds with one-to-five- year maturities increased by approximately 60-80 basis points during the quarter, while yields on longer-maturity Treasury bonds increased by approximately 20-50 basis points. In general during the quarter, spreads decreased across investment-grade and high-yield bond markets, and bond yields increased.5 These lower spreads have limited our investment opportunities in Credit (investments rated BBB or lower, or "Credit"). Nevertheless, we continue to search for Credit investments that we believe adequately compensate us for the risk of permanent impairment of capital. Beyond Credit, on an absolute basis, we continue to see an attractive opportunity to buy longer-duration, high-quality bonds (rated single-A or higher — "High Quality"), which we believe will enhance the Fund's long-term returns and short-term upside-versus-downside return profile. The Fund's Credit exposure decreased to 27.7% at June 30, 2023 from 29.4% at March 31, 2023. Cash and equivalents represented 6.6% of the portfolio at June 30, 2023 versus 10.3% at March 31, 2023.

1  Yield-to-worst ("YTW") is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund's portfolio. YTW may not represent the yield an investor should expect to receive. As of June 30, 2023, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 5.22%/5.13% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

2  High Quality is defined as investments rated A or higher, Treasuries, and cash and equivalents.

3  Credit is defined as investments rated BBB or lower, including non-rated investments.

4  Source: Bloomberg. Federal Reserve; https://www.federalreserve.gov/newsevents/pressreleases/monetary20230503a1.htm, https://www.federalreserve.gov/newsevents/pressreleases/monetary20230614a1.htm

5  Source: Bloomberg.

Past performance is no guarantee, nor is it indicative, of future results.

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Portfolio Attribution6

Corporate holdings, collateralized loan obligations (CLOs) backed by corporate loans, and asset-backed securities (ABS) backed by loans to late-stage companies (mostly software-related) were the largest, second-largest, and third-largest contributors to the Fund's performance during the quarter, respectively. In each case, the return was driven mostly by income, with some additional benefit from higher prices due to lower spreads. Of note, the vast majority of the Fund's CLOs are floating rate and have benefited from increases in their coupons as rates have risen.

Treasury bonds and agency-guaranteed commercial mortgage-backed securities (CMBS) were the largest and second-largest detractors from performance, respectively, driven by lower prices resulting from higher risk-free rates. ABS backed by wireless towers or data centers were the third-largest detractors from performance due to lower prices resulting from higher risk-free rates and lower spreads.

Portfolio Activity7

The table below shows the portfolio's sector-level exposures at June 30, 2023 compared to March 31, 2023:

Sector	% Portfolio 6/30/2023	% Portfolio 3/31/2023
ABS	59.6%	58.1%
Mortgage Backed (CMO)[8]	5.6%	6.3%
Stripped Mortgage-backed	0.1%	0.2%
Corporate	13.1%	14.3%
CMBS[9]	9.2%	7.5%
U.S. Treasuries	5.8%	3.3%
Cash and equivalents	6.6%	10.3%
Total	100.0%	100.0%

6  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

7  Portfolio composition will change due to ongoing management of the Fund.

8  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes.

9  Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

Past performance is no guarantee, nor is it indicative, of future results.

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Sector	% Portfolio 6/30/2023	% Portfolio 3/31/2023
Yield-to-worst[1]	7.60%	7.42%
Effective Duration (years)	1.83	1.57
Average Life (years)	2.83	2.58

Credit is generally not attractively priced and has become less attractive over the past few months because of lower spreads. However, as always, we remain opportunistic investors in that part of the market and will selectively invest when we believe prices compensate for risk. Within the universe of investments rated BBB or lower, during the quarter we bought a BBB-rated corporate bond that we partially paid for by selling an existing shorter-duration and lower-yielding investment from the same issuer. We also replaced an existing leveraged loan investment with an investment in a pari passu high-yield bond from the same issuer that we believe has a more attractive return profile. Finally, we bought a BBB-rated CLO backed by middle-market loans.

Beyond Credit, we continue to take advantage of higher yields by actively buying longer-duration, High Quality bonds. Most of our investment activity this quarter was focused on those types of investments. The duration of these High Quality investments is guided by our duration test, which seeks to identify the longest-duration bonds expected to produce at least a breakeven return over a 12-month period if we assume that a bond's yield will increase by 100 bps during that period. During the second quarter we bought Treasuries, ABS backed by equipment, agency-guaranteed CMBS, ABS backed by auto loans, utility cost-recovery bonds, ABS backed by cellular towers or fiber networks, and ABS backed by prime-quality credit card receivables. On average, these High Quality, fixed-rate investments had a duration of 4.3 years. We also bought AAA-rated, floating-rate CLOs backed by middle-market loans.

In addition to the corporate bond and leveraged loan sales referenced above, both of which were part of rotations out of existing investments into ones with more attractive risk-versus-reward profiles, we sold certain bank loans and high-yield bonds because their risk-versus-reward profiles became unattractive. To fund investments in longer-duration High Quality bonds, we sold existing short-duration holdings including not only High Quality ABS with an average duration of less than one year but also corporate loan CLOs. We also sold Treasuries to buy other similar- or longer-duration bonds.

1  Yield-to-worst ("YTW") is presented gross of fees and reflects the lowest potential yield that can be received on a debt investment without the issuer defaulting. YTW considers the impact of expected prepayments, calls and/or sinking funds, among other things. Average YTW is based on the weighted average YTW of the investments held in the Fund's portfolio. YTW may not represent the yield an investor should expect to receive. As of June 30, 2023, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 5.22%/5.13% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

Past performance is no guarantee, nor is it indicative, of future results.

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Market Commentary

By many measures, such as the index shown below, inflation is declining, although it still remains meaningfully above the Federal Reserve's target of 2%:

CPI Urban Consumers less Food and Energy year/year change

Source: US Department of Labor. As of May 31, 2023. The Consumer Price Index, or CPI, reflects the average change over time in prices paid by urban consumers for a market basket of consumer goods and services. The Federal Reserve seeks to achieve an average of 2% inflation rate (https://www.federalreserve.gov/newsevents/pressreleases/monetary20221102a.htm). Dotted line represents the Federal Reserve target.

After raising interest rates since March 2022 (while simultaneously implementing quantitative tightening, or a reduction in the size of the Federal Reserve's balance sheet) and having made some progress in reducing inflation, the Federal Reserve raised the Fed Funds rate by 25 bps in May before opting to "pause" and leave that key monetary policy rate unchanged in June. The rationale for this pause was to provide time to see how Fed policy implemented thus far is affecting the economy. At the same time, however, most Federal Reserve

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policymakers believe higher interest rates will be necessary to push inflation closer to its 2% target. Therefore, the Fed's most recent projections showed a higher terminal Fed Funds rate, which was also reflected in the Fed Funds futures market. The bottom line is that, as of June 30, the market expected the Fed Funds rate to peak at approximately 5.4% in November 2023 before the Fed begins cutting rates:

Implied Overnight Rate & Number of Hikes/Cuts

Source: Bloomberg; As of 6/30/2023.

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Fed Funds Rate Expectations

Source: Bloomberg; As of 6/30/2023.

Note, however, and as shown above, the path of rates is not set in stone. For example, following the March 2023 bank failures, the market expected the Fed to begin cutting rates in June. But since March, the macroeconomic data has not painted a clear picture of the economy's trajectory: while inflation has declined slightly, the job market and economic growth have remained resilient. Consequently, the Fed did not cut rates in June, the expected future Fed Funds rate nearly recovered to its pre-March level, and Treasury yields have risen since March, as shown below.

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U.S. Treasury Yield Curve

Source: Bloomberg; June 30, 2023

Lack of clarity in the macroeconomic picture is why we do not pretend to know either what the Fed will do over time or how interest rates will change. We place interest rate forecasting in the "too hard" pile. There are too many variables to predict. Further, it's difficult to have conviction in any of those variables, because macroeconomic data are extremely challenging to measure in real-time and are subject to revision. Imagine investing in a company and believing it had huge earnings growth only to find out later that its earnings had significantly declined. Such a revision would likely affect your investment thesis and the returns on the investment you'd already made. Such is the challenge we face with macro-driven investing and, specifically, trying to predict the direction and magnitude of interest rate moves. To borrow an analogy from our colleagues: with macro investing we are driving with not only a windshield that's cracked, dusty, and hard to see through, but also a dusty rear window.

What we can see clearly, though, is that yields are still near decade-plus highs, as shown by the following charts. The first chart shows the Aggregate Bond Index; the second chart shows the BB component of the high-yield index, excluding energy, an index we believe is a better indicator of high-yield bond pricing because it excludes both "noise" related to the more volatile energy sector and changes in ratings composition in the overall high-yield index over time.

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Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. As of 6/30/2023. YTW is yield-to-worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of the presentation for Important Disclosures and Index definitions.

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Bloomberg U.S. Corporate High Yield BB excl. Energy

Source: Bloomberg. As of 6/30/2023. YTW is yield-to-worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of the presentation for Important Disclosures and Index definitions.

While the market vacillates about the direction of the economy, yields remain higher than they have been in over a decade. On an absolute basis, we find longer-duration, High Quality bonds attractive for two reasons:

First, we believe that over the long term, investors will benefit from growing their capital at today's yields for multiple years. One might wonder whether it makes more sense to hold cash or very short-duration bonds instead of longer-duration bonds. If we knew rates will rise further and the timing and magnitude of that increase, then certainly holding onto cash or very short-duration bonds would make a lot of sense. However, we don't believe we can know such things with a high level of conviction. Therefore, we believe it makes sense to take advantage of yields available today. Thinking about the opportunity cost of this decision helps elucidate the rationale: if yields were to decline by 25 basis points (or 50 basis points, or some other large amount) we believe investors would regret not buying bonds at today's yields when they had the chance.

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Second, we believe longer-duration High Quality bonds offer a more attractive short-term return profile. Bond prices can, of course, move between today and a bond's maturity so we want to be mindful of duration risk and short-term returns. Employing the duration test described earlier, if yields in the short term were to increase by 100 bps over the next 12 months, we believe these longer-duration investments would produce at least a breakeven return, limit short-term drawdowns, and preserve capital we could then seek to redeploy into higher-yielding investments. Alternatively, if yields were to decline for any reason, longer-duration investments would meaningfully improve the Fund's short-term total return. For example, at June 30, the Fund held a Treasury bond that matures in June 2028. As of June 30, that bond had a maturity of five years, a duration of 4.5 years, and a yield-to-worst and yield-to-maturity of 4.12%. If that bond's yield increases by 100 bps over the next twelve months, one would expect a positive total return of 0.54% for that period. On the other hand, if that bond's yield were to decline by 100 bps over the next twelve months, one would expect a total return of 7.72% for that period. 18 months ago, when yields were close to zero, one could only buy a Treasury that was slightly longer than one year in maturity and still expect to make money in a rising rate environment (assuming that rates rise by 100 bps over twelve months). Of course, such a short Treasury bond has very little upside over the course of a year if yields decline, because that bond will be close to maturity and be worth near par. In comparison to shorter-duration bonds in a low-yield environment, we believe longer-duration bonds at today's yields have a more attractive asymmetry in their short-term upside versus downside return while also locking in an attractive yield (on an absolute basis) for the long term.

As yields increased over the past 18 months, we purposely extended the duration of the bonds we bought — guided by the 100 bps duration test described above — and, in the process, extended the Fund's duration. Since the end of 2021, we have increased the duration of the Fund by 0.9 years from 0.98 years to 1.83 years today. Such a portfolio adjustment is what we believe active management is supposed to do: position defensively and preserve capital when the market is expensive and then go on offense when the market gets cheaper. With respect to duration risk, our strategy results in the Fund buying shorter-duration bonds when yields are low and then adding duration when yields are higher.

In contrast to the market for High Quality debt which we think is attractive, we do not generally view this type of debt as attractive for the Fund, particularly as spreads have recently decreased. We continue to search for attractive opportunities in Credit, but we often find that potential absolute returns are insufficient compared to the potential for permanent impairment of capital. We also often find that the extra return over highly rated debt that lower rated debt offers is insufficient in comparison to the incremental risk of permanent impairment of capital borne by lower rated debt.

In summary, broadly speaking, we believe today's bond market attractively priced and among the most attractive we have seen in at least a decade. We are excited about the opportunities to enhance our investors' long-term returns while continuing to limit their short-term drawdowns.

Thank you for your confidence and continued support.

Abhijeet Patwardhan
Portfolio Manager

August 2023

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Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Abhijeet Patwardhan has been portfolio manager for the Fund since November 2015. Thomas Atteberry managed/co-managed the Fund from November 2004 through June 2022. Effective July 1, 2022, Mr. Atteberry transitioned to a Senior Advisory role. There were no material changes to the investment process due to this transition.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio manager and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be elevated when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

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Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are the Nationally Recognized Statistical Ratings Organizations (NRSROs) DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody's Investors Service, Inc., and S&P Global Ratings. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have higher default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale

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in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Bloomberg U.S. High Yield BB ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable BB-rated corporate bonds excluding energy sector. Bloomberg U.S. High Yield B ex Energy Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable B-rated corporate bonds excluding energy sector.

Bloomberg U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Bloomberg U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 200 basis points to the annual percentage change in the CPI.

Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. There were 350 funds in the category at 3/31/2023.

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

Coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread or Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

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Mark-to-market is a method of recording the price or value of a security, portfolio, or account to reflect the current market value rather than book value.

A bond premium occurs when the price of the bond has increased in the secondary market. A bond might trade at a premium because its interest rate is higher than current rates in the market.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield-to-Maturity (YTM) is the expected rate of return anticipated on a bond if held until it matures. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, ("UMBDS"), 235 W. Galena Street, Milwaukee, WI, 53212. UMBDS is not affiliated with FPA.

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The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

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PORTFOLIO SUMMARY

June 30, 2023 (Unaudited)

Common Stocks		0.2%
Energy	0.1%
Retailing	0.1%
Warrants		0.0%
Bonds & Debentures		97.0%
Asset-Backed Securities	59.6%
U.S. Treasuries	9.6%
Corporate Bonds & Notes	9.3%
Commercial Mortgage-Backed Securities	9.3%
Residential Mortgage-Backed Securities	5.6%
Corporate Bank Debt	3.3%
Convertible Bond	0.3%
Short-term Investments		1.6%
Other Assets And Liabilities, Net		1.2%
Net Assets		100.0%

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

June 30, 2023
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.1%
PHI Group, Inc., Restricted(a)(b)(c)(d)	75,292	$903,504
		$903,504
RETAILING — 0.1%
Copper Earn Out Trust(b)(c)(d)	7,803	$27,311
Copper Property CTL Pass-Through Trust(b)	58,520	614,460
		$641,771
TOTAL COMMON STOCKS — 0.2% (Cost $1,555,635)		$1,545,275
WARRANTS — 0.0%
MIDSTREAM — OIL & GAS — 0.0%
Windstream Holdings, Inc. 09/21/2055(b)(c)(d) (Cost $372,781)	11,258	$101,322
		$101,322
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.3%
AGENCY — 2.8%
Federal Home Loan Mortgage Corp. K068 A2 — 3.244% 8/25/2027(e)	$784,000	$740,907
Federal Home Loan Mortgage Corp. K072 A2 — 3.444% 12/25/2027(e)	1,135,000	1,079,108
Federal Home Loan Mortgage Corp. K091 A2 — 3.505% 3/25/2029(e)	1,160,000	1,096,406
Federal Home Loan Mortgage Corp. K089 A2 — 3.563% 1/25/2029(e)	1,418,000	1,344,723
Federal Home Loan Mortgage Corp. K077 A2 — 3.850% 5/25/2028(e)	377,000	364,229
Federal Home Loan Mortgage Corp. K076 A2 — 3.900% 4/25/2028(e)	702,000	679,756
Federal Home Loan Mortgage Corp. K081 A2 — 3.900% 8/25/2028(e)	6,025,000	5,827,079
Federal Home Loan Mortgage Corp. K082 A2 — 3.920% 9/25/2028(e)	4,288,000	4,148,860
Federal Home Loan Mortgage Corp. K079 A2 — 3.926% 6/25/2028(e)	1,383,000	1,339,884
Federal Home Loan Mortgage Corp. K080 A2 — 3.926% 7/25/2028(e)	2,218,000	2,148,824
Federal Home Loan Mortgage Corp. K083 A2 — 4.050% 9/25/2028(e)	1,668,000	1,622,816
Federal Home Loan Mortgage Corp. K085 A2 — 4.060% 10/25/2028(e)	2,867,000	2,786,827
		$23,179,419
AGENCY STRIPPED — 0.1%
Government National Mortgage Association 2015-19 IO — 0.295% 1/16/2057(e)	$1,329,109	$20,565
Government National Mortgage Association 2015-7 IO — 0.454% 1/16/2057(e)	1,246,678	25,107
Government National Mortgage Association 2020-75 IO — 0.869% 2/16/2062(e)	5,214,123	330,953

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Government National Mortgage Association 2020-42 IO — 0.937% 3/16/2062(e)	$3,454,902	$222,384
Government National Mortgage Association 2020-71 IO — 1.087% 1/16/2062(e)	2,853,754	200,054
Government National Mortgage Association 2020-43 IO — 1.261% 11/16/2061(e)	2,154,548	163,965
		$963,028
NON-AGENCY — 6.4%
A10 Bridge Asset Financing LLC 2021-D A1FX — 2.589% 10/1/2038(f)	$1,265,760	$1,197,925
ACRE Commercial Mortgage Ltd. 2021-FL4 A, 1M USD LIBOR + 0.830% — 6.035% 12/18/2037(e)(f)	228,291	225,353
ACRES Commercial Realty Ltd. 2021-FL1 A, 1M USD LIBOR + 1.200% — 6.416% 6/15/2036(e)(f)	2,598,865	2,521,059
ACRES Commercial Realty Ltd. 2021-FL2 A, 1M USD LIBOR + 1.400% — 6.616% 1/15/2037(e)(f)	809,000	790,048
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970% — 6.189% 12/15/2035(e)(f)	2,210,000	2,183,101
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A, 1M USD LIBOR + 1.100% — 6.293% 5/15/2036(e)(f)	2,370,000	2,327,111
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A, SOFR30A + 1.450% — 6.517% 1/15/2037(e)(f)	3,442,000	3,379,679
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 1M USD LIBOR + 1.350% — 6.543% 11/15/2036(e)(f)	3,148,000	3,085,111
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A, 1M TSFR + 1.850% — 6.997% 5/15/2037(e)(f)	2,524,000	2,489,813
BBCMS Trust 2015-SRCH A1 — 3.312% 8/10/2035(f)	813,376	747,282
BDS Ltd. 2021-FL8 A, 1M USD LIBOR + 0.920% — 6.077% 1/18/2036(e)(f)	586,087	574,756
BX Commercial Mortgage Trust 2021-VOLT E, 1M USD LIBOR + 2.000% — 7.193% 9/15/2036(e)(f)	1,410,000	1,330,742
BX Commercial Mortgage Trust 2021-VOLT F, 1M USD LIBOR + 2.400% — 7.593% 9/15/2036(e)(f)	2,319,000	2,162,573
BXMT Ltd. 2021-FL4 A, 1M TSFR + 1.164% — 6.312% 5/15/2038(e)(f)	2,899,000	2,736,234
COMM Mortgage Trust 2014-CR20 A3 — 3.326% 11/10/2047	702,258	677,215
Greystone CRE Notes Ltd. 2021-FL3 A, 1M TSFR + 1.134% — 6.282% 7/15/2039(e)(f)	3,000,000	2,929,414
GS Mortgage Securities Trust 2015-GC30 AAB — 3.120% 5/10/2050	154,537	150,829
Hawaii Hotel Trust 2019-MAUI C, 1M USD LIBOR + 1.650% — 6.843% 5/15/2038(e)(f)	1,384,000	1,356,341

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.050% — 6.207% 2/18/2038(e)(f)	$2,438,518	$2,353,786
Independence Plaza Trust 2018-INDP A — 3.763% 7/10/2035(f)	819,000	764,982
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	326,892	317,625
JPMBB Commercial Mortgage Securities Trust 2015-C31 A3 — 3.801% 8/15/2048	540,845	509,567
KREF Ltd. 2021-FL2 A, 1M USD LIBOR + 1.070% — 6.228% 2/15/2039(e)(f)	834,000	804,006
LCCM Trust 2021-FL2 A, 1M USD LIBOR + 1.200% — 6.462% 12/13/2038(e)(f)	390,000	371,447
LoanCore Issuer Ltd. 2021-CRE4 A, SOFR30A + 0.914% — 5.981% 7/15/2035(e)(f)	341,068	333,823
LoanCore Issuer Ltd. 2021-CRE5 A, 1M USD LIBOR + 1.300% — 6.493% 7/15/2036(e)(f)	363,000	350,460
MF1 Ltd. 2021-FL7 A, 1M USD LIBOR + 1.080% — 6.237% 10/16/2036(e)(f)	2,750,000	2,681,325
MF1 Ltd. 2020-FL4 A, 1M TSFR + 1.814% — 6.962% 11/15/2035(e)(f)	304,041	301,354
PFP Ltd. 2021-7 A, 1M USD LIBOR + 0.850% — 6.043% 4/14/2038(e)(f)	96,028	94,211
Progress Residential Trust 2021-SFR7 A — 1.692% 8/17/2040(f)	1,264,685	1,037,421
Progress Residential Trust 2021-SFR9 A — 2.013% 11/17/2040(f)	725,507	603,912
Progress Residential Trust 2021-SFR11 A — 2.283% 1/17/2039(f)	1,142,468	956,131
Progress Residential Trust 2021-SFR10 A — 2.393% 12/17/2040(f)	4,534,319	3,854,721
Ready Capital Mortgage Financing LLC 2021-FL5 A, 1M USD LIBOR + 1.000% — 6.150% 4/25/2038(e)(f)	532,128	519,592
Shelter Growth CRE Issuer Ltd. 2021-FL3 A, 1M USD LIBOR + 1.080% — 6.273% 9/15/2036(e)(f)	597,442	586,937
STWD Ltd. 2021-FL2 A, 1M USD LIBOR + 1.200% — 6.358% 4/18/2038(e)(f)	1,468,000	1,417,716
TRTX Issuer Ltd. 2022-FL5 A, SOFR30A + 1.650% — 6.717% 2/15/2039(e)(f)	2,356,000	2,292,227
VMC Finance LLC 2021-HT1 A, 1M USD LIBOR + 1.650% — 6.807% 1/18/2037(e)(f)	1,089,723	1,054,841
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	276,058	269,068
		$52,339,738
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $78,510,635)		$76,482,185

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.1%
Fannie Mae REMICS 2012-47 HA — 1.500% 5/25/2027	$66,843	$63,341
Fannie Mae REMICS 2013-35 QB — 1.750% 2/25/2043	209,073	204,479
Fannie Mae REMICS 2012-144 PD — 3.500% 4/25/2042	76,185	72,642
Federal Home Loan Mortgage 4220 EH — 2.500% 6/15/2028	50,418	48,581
Federal Home Loan Mortgage 4235 QE — 3.000% 8/15/2031	30,384	29,843
Federal Home Loan Mortgage 4162 P — 3.000% 2/15/2033	207,262	197,148
		$616,034
AGENCY POOL FIXED RATE — 0.0%
Fannie Mae Pool AL1576 — 4.000% 3/1/2027	$71,712	$69,957
Fannie Mae Pool FM1102 — 4.000% 3/1/2031	26,836	26,244
		$96,201
AGENCY STRIPPED — 0.0%
Fannie Mae Interest Strip 284 1 — 0.000% 7/25/2027(g)	$94,009	$84,885
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 5.5%
Cascade Funding Mortgage Trust 2021-HB6 A — 0.898% 6/25/2036(e)(f)	$521,073	$491,733
CFMT LLC 2021-HB5 A — 0.801% 2/25/2031(e)(f)	656,642	635,269
CFMT LLC 2021-HB7 A — 1.151% 10/27/2031(e)(f)	776,799	727,330
CFMT LLC 2021-HB7 M1 — 2.125% 10/27/2031(e)(f)	1,183,000	1,081,613
Preston Ridge Partners Mortgage LLC 2021-2 A1 — 2.115% 3/25/2026(e)(f)	5,144,268	4,811,247
Preston Ridge Partners Mortgage LLC 2021-9 A1 — 2.363% 10/25/2026(f)(h)	2,272,475	2,107,182
Preston Ridge Partners Mortgage LLC 2021-10 A1 — 2.487% 10/25/2026(f)(h)	2,948,907	2,716,406
Preston Ridge Partners Mortgage LLC 2021-11 A1 — 2.487% 11/25/2026(f)(h)	2,481,787	2,288,440
PRET LLC 2021-NPL6 A1 — 2.487% 7/25/2051(f)(h)	1,144,958	1,068,459
PRET LLC 2021-NPL5 A1 — 2.487% 10/25/2051(f)(h)	4,588,597	4,297,784
Pretium Mortgage Credit Partners I LLC 2021-NPL2 A1 — 1.992% 6/27/2060(f)(h)	1,579,114	1,433,905
Pretium Mortgage Credit Partners I LLC 2021-NPL4 A1 — 2.363% 10/27/2060(f)(h)	3,707,702	3,418,033
RCO VII Mortgage LLC 2021-2 A1 — 2.116% 9/25/2026(f)(h)	1,085,203	1,018,118
Towd Point Mortgage Trust 2020-4 A1 — 1.750% 10/25/2060(f)	793,833	685,621
Towd Point Mortgage Trust 2019-4 A1 — 2.900% 10/25/2059(e)(f)	5,313,609	4,862,069
Towd Point Mortgage Trust 2018-2 A1 — 3.250% 3/25/2058(e)(f)	396,026	375,564
Towd Point Mortgage Trust 2018-5 A1A — 3.250% 7/25/2058(e)(f)	42,976	40,885

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Towd Point Mortgage Trust 2023-1 A1 — 3.750% 1/25/2063(f)	$2,075,923	$1,921,072
VCAT LLC 2021-NPL2 A1 — 2.115% 3/27/2051(f)(h)	1,729,281	1,634,231
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(f)(h)	4,155,233	3,972,829
VOLT C LLC 2021-NPL9 A1 — 1.992% 5/25/2051(f)(h)	872,282	797,624
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(f)(h)	4,197,136	3,975,554
VOLT XCV LLC 2021-NPL4 A1 — 2.240% 3/27/2051(f)(h)	939,734	880,872
		$45,241,840
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $48,918,342)		$46,038,960
ASSET-BACKED SECURITIES — 59.6%
AUTO — 14.6%
American Credit Acceptance Receivables Trust 2021-4 C — 1.320% 2/14/2028(f)	$1,626,062	$1,593,021
American Credit Acceptance Receivables Trust 2022-1 C — 2.120% 3/13/2028(f)	2,838,000	2,751,825
AmeriCredit Automobile Receivables Trust 2021-3 A3 — 0.760% 8/18/2026	1,060,708	1,024,591
AmeriCredit Automobile Receivables Trust 2020-2 C — 1.480% 2/18/2026	342,000	329,698
BMW Vehicle Lease Trust 2022-1 A4 — 1.230% 5/27/2025	1,810,000	1,742,554
CarMax Auto Owner Trust 2022-1 A3 — 1.470% 12/15/2026	3,713,000	3,553,291
CarMax Auto Owner Trust 2020-3 C — 1.690% 4/15/2026	61,000	58,421
CarMax Auto Owner Trust 2020-1 C — 2.340% 11/17/2025	1,940,000	1,878,349
CarMax Auto Owner Trust 2023-1 A4 — 4.650% 1/16/2029	904,000	887,488
CarMax Auto Owner Trust 2023-2 A4 — 5.010% 11/15/2028	2,027,000	1,991,410
Drive Auto Receivables Trust 2021-2 C — 0.870% 10/15/2027	2,324,000	2,272,053
Drive Auto Receivables Trust 2021-3 C — 1.470% 1/15/2027	3,814,000	3,653,683
DT Auto Owner Trust 2021-1A C — 0.840% 10/15/2026(f)	151,671	147,610
DT Auto Owner Trust 2021-3A C — 0.870% 5/17/2027(f)	800,000	763,412
DT Auto Owner Trust 2021-4A B — 1.020% 5/15/2026(f)	704,000	685,996
DT Auto Owner Trust 2021-2A C — 1.100% 2/16/2027(f)	4,000,000	3,865,999
DT Auto Owner Trust 2021-4A C — 1.500% 9/15/2027(f)	704,000	657,972
DT Auto Owner Trust 2022-1A C — 2.960% 11/15/2027(f)	1,212,000	1,164,301
Exeter Automobile Receivables Trust 2021-4A C — 1.460% 10/15/2027	2,169,000	2,076,845
Exeter Automobile Receivables Trust 2022-1A C — 2.560% 6/15/2028	3,168,000	3,034,117
Flagship Credit Auto Trust 2021-2 C — 1.270% 6/15/2027(f)	1,004,000	933,075
Flagship Credit Auto Trust 2021-4 B — 1.490% 2/15/2027(f)	456,000	425,180
Ford Credit Auto Lease Trust 2021-B B — 0.660% 1/15/2025	1,055,000	1,029,094

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Ford Credit Auto Lease Trust 2021-B C — 0.900% 5/15/2026	$1,044,000	$1,013,974
Ford Credit Auto Owner Trust 2022-A A3 — 1.290% 6/15/2026	1,998,000	1,918,575
Ford Credit Auto Owner Trust 2023-A A4 — 4.560% 12/15/2028	1,343,000	1,320,399
Ford Credit Auto Owner Trust 2023-B A4 — 5.060% 2/15/2029	734,000	730,876
GM Financial Automobile Leasing Trust 2022-1 A4 — 1.960% 2/20/2026	2,794,000	2,696,821
GM Financial Automobile Leasing Trust 2022-1 B — 2.230% 2/20/2026	793,000	756,603
GM Financial Automobile Leasing Trust 2022-1 C — 2.640% 2/20/2026	2,044,000	1,949,665
GM Financial Consumer Automobile Receivables Trust 2022-1 A3 — 1.260% 11/16/2026	2,070,000	1,975,572
GM Financial Consumer Automobile Receivables Trust 2020-3 C — 1.370% 1/16/2026	142,000	135,551
GM Financial Revolving Receivables Trust 2021-1 A — 1.170% 6/12/2034(f)	3,383,000	2,966,493
GM Financial Revolving Receivables Trust 2023-1 A — 5.120% 4/11/2035(f)	5,133,000	5,081,334
Honda Auto Receivables Owner Trust 2021-4 A3 — 0.880% 1/21/2026	2,354,000	2,259,643
Hyundai Auto Lease Securitization Trust 2021-B A4 — 0.380% 8/15/2025(f)	124,000	122,209
Hyundai Auto Lease Securitization Trust 2022-A A4 — 1.320% 12/15/2025(f)	2,128,000	2,051,433
Hyundai Auto Receivables Trust 2021-C A3 — 0.740% 5/15/2026	1,523,000	1,463,584
Mercedes-Benz Auto Receivables Trust 2023-1 A4 — 4.310% 4/16/2029	816,000	797,913
Nissan Auto Receivables Owner Trust 2023-A A4 — 4.850% 6/17/2030	1,485,000	1,468,304
Porsche Financial Auto Securitization Trust 2023-1A A4 — 4.720% 6/23/2031(f)	1,721,000	1,700,060
Prestige Auto Receivables Trust 2021-1A B — 1.190% 4/15/2026(f)	1,965,000	1,899,701
Prestige Auto Receivables Trust 2021-1A C — 1.530% 2/15/2028(f)	705,000	655,347
Santander Drive Auto Receivables Trust 2021-4 C — 1.260% 2/16/2027	3,197,000	3,074,839
Santander Drive Auto Receivables Trust 2022-1 B — 2.360% 8/17/2026	6,336,000	6,200,612
Santander Drive Auto Receivables Trust 2022-1 C — 2.560% 4/17/2028	2,116,000	2,027,378
Santander Drive Auto Receivables Trust 2022-2 B — 3.440% 9/15/2027	3,700,000	3,582,872
Santander Retail Auto Lease Trust 2021-A C — 1.140% 3/20/2026(f)	114,000	109,621
Santander Retail Auto Lease Trust 2022-A A3 — 1.340% 7/21/2025(f)	2,084,000	2,006,737
Santander Retail Auto Lease Trust 2022-A A4 — 1.420% 1/20/2026(f)	1,118,000	1,054,519
Santander Retail Auto Lease Trust 2022-A B — 1.610% 1/20/2026(f)	612,000	575,668
Santander Retail Auto Lease Trust 2022-B B — 3.850% 3/22/2027(f)	1,680,000	1,617,172
SFS Auto Receivables Securitization Trust 2023-1A A4 — 5.470% 12/20/2029(f)	919,000	915,252

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Toyota Auto Loan Extended Note Trust 2022-1A A — 3.820% 4/25/2035(f)	$5,017,000	$4,763,094
Toyota Auto Receivables Owner Trust 2023-A A4 — 4.420% 8/15/2028	1,343,000	1,314,729
Toyota Auto Receivables Owner Trust 2023-B A4 — 4.660% 9/15/2028	1,973,000	1,946,601
Volkswagen Auto Loan Enhanced Trust 2021-1 A3 — 1.020% 6/22/2026	2,844,274	2,737,025
Volkswagen Auto Loan Enhanced Trust 2023-1 A4 — 5.010% 1/22/2030	1,181,000	1,178,131
Westlake Automobile Receivables Trust 2021-2A C — 0.890% 7/15/2026(f)	2,450,000	2,341,562
Westlake Automobile Receivables Trust 2021-1A C — 0.950% 3/16/2026(f)	1,738,000	1,697,787
Westlake Automobile Receivables Trust 2021-3A B — 1.290% 1/15/2027(f)	3,653,000	3,543,886
Westlake Automobile Receivables Trust 2021-3A C — 1.580% 1/15/2027(f)	3,647,000	3,445,034
Westlake Automobile Receivables Trust 2022-1A C — 3.110% 3/15/2027(f)	3,419,000	3,261,716
World Omni Auto Receivables Trust 2021-B B — 1.040% 6/15/2027	300,000	274,290
World Omni Auto Receivables Trust 2020-C C — 1.390% 5/17/2027	176,000	163,789
World Omni Auto Receivables Trust 2023-A A4 — 4.660% 5/15/2029	1,251,000	1,233,797
World Omni Auto Receivables Trust 2023-B A4 — 4.680% 5/15/2029	2,055,000	2,008,958
		$120,559,111
COLLATERALIZED LOAN OBLIGATION — 16.6%
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730% — 13.980% 7/20/2033(e)(f)	$2,944,000	$2,727,837
ABPCI Direct Lending Fund CLO II LLC 2017-1A ER, 3M USD LIBOR + 7.600% — 12.850% 4/20/2032(e)(f)	3,062,000	2,759,579
ABPCI Direct Lending Fund CLO X LP 2020-10A A1A, 3M USD LIBOR + 1.950% — 7.200% 1/20/2032(e)(f)	678,000	669,433
ABPCI Direct Lending Fund CLO XI LP 2022-11A E, 3M TSFR + 9.700% — 14.779% 10/27/2034(e)(f)	2,000,000	1,906,718
ABPCI Direct Lending Fund IX LLC 2020-9A A1R, 3M USD LIBOR + 1.400% — 6.692% 11/18/2031(e)(f)	2,378,000	2,340,418
Barings Middle Market CLO Ltd. 2021-IA D, 3M USD LIBOR + 8.650% — 13.900% 7/20/2033(e)(f)	1,460,000	1,345,943
BlackRock Maroon Bells CLO XI LLC 2022-1A E, 3M TSFR + 9.500% — 14.486% 10/15/2034(e)(f)	5,470,750	5,241,914
Blackrock Mount Adams CLO IX LP 2021-9A A1, 3M USD LIBOR + 1.370% — 6.890% 9/22/2031(e)(f)	1,053,834	1,035,544
Brightwood Capital MM CLO Ltd. 2021-2A A, 3M USD LIBOR + 1.650% — 6.910% 11/15/2030(e)(f)	4,242,940	4,182,648

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
BTC Holdings Fund I LLC — 8.020% 1/28/2027(b)(c)	$376,586	$376,586
BTC Offshore Holdings Fund, 3M USD LIBOR + 2.650% — 7.920% 10/20/2029(b)(c)(e)	2,000,000	2,000,000
Cerberus Loan Funding XL LLC 2023-1A A, 3M TSFR + 2.400% — 7.189% 3/22/2035(e)(f)	901,000	898,731
Cerberus Loan Funding XLI LLC 2023-2A A1 — 7.801% 7/15/2035(e)(f)	5,057,000	5,056,312
Cerberus Loan Funding XXIX LP 2020-2A A, 3M USD LIBOR + 1.900% — 7.160% 10/15/2032(e)(f)	9,334,000	9,271,864
Cerberus Loan Funding XXVIII LP 2020-1A D, 3M USD LIBOR + 5.300% — 10.560% 10/15/2031(e)(f)	2,236,000	2,169,054
Cerberus Loan Funding XXXIX LP 2022-3A C, 3M TSFR + 5.250% — 10.236% 1/20/2033(e)(f)	3,600,000	3,599,636
Cerberus Loan Funding XXXVI LP 2021-6A A, 3M USD LIBOR + 1.400% — 6.660% 11/22/2033(e)(f)	1,027,514	1,023,990
Ellington CLO IV Ltd. 2019-4A AR, 3M USD LIBOR + 1.580% — 6.840% 4/15/2029(e)(f)	298,788	298,346
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1TR, 3M USD LIBOR + 1.550%, — 6.810% 10/15/2033(e)(f)	5,645,000	5,484,445
Fortress Credit Opportunities IX CLO Ltd. 2017-9A ER, 3M USD LIBOR + 8.060%, — 13.320% 10/15/2033(e)(f)	8,814,000	7,912,724
Fortress Credit Opportunities VI CLO Ltd. 2015-6A A2R, 3M USD LIBOR + 1.600% — 6.811% 7/10/2030(e)(f)	4,000,000	3,912,552
Fortress Credit Opportunities XI CLO Ltd. 2018-11A A1T, 3M USD LIBOR + 1.300% — 6.560% 4/15/2031(e)(f)	2,624,000	2,598,353
Golub Capital Partners CLO 36M Ltd. 2018-36A A, 3M USD LIBOR + 1.300% — 6.626% 2/5/2031(e)(f)	3,203,092	3,172,025
Golub Capital Partners CLO 38M Ltd. 2018-38A C, 3M USD LIBOR + 2.800% — 8.050% 7/20/2030(e)(f)	1,993,000	1,897,071
Golub Capital Partners CLO 42M Ltd. 2019-42A A2, 3M USD LIBOR + 2.000% — 7.250% 4/20/2031(e)(f)	3,006,000	2,936,859
Golub Capital Partners CLO 45M Ltd. 2019-45A B1, 3M USD LIBOR + 2.550% — 7.800% 10/20/2031(e)(f)	1,429,000	1,390,576
Golub Capital Partners CLO 67M 2023-67A A1 — 7.631% 5/9/2036(e)(f)	4,361,000	4,361,209
Golub Capital Partners CLO 67M 2023-67AD, 3M TSFR + 6.500% — 11.631% 5/9/2036(e)(f)	4,000,000	4,022,188
Ivy Hill Middle Market Credit Fund IX Ltd. 9A ERR, 3M TSFR + 8.220% — 13.291% 4/23/2034(e)(f)	6,250,000	5,570,863
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170% — 13.420% 7/20/2033(e)(f)	1,086,000	963,986

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Ivy Hill Middle Market Credit Fund XVIII Ltd. 18A E, 3M USD LIBOR + 7.750% — 13.023% 4/22/2033(e)(f)	$3,766,000	$3,322,821
Ivy Hill Middle Market Credit Fund XX Ltd. 20A E, 3M TSFR + 10.000% — 15.233% 4/15/2035(e)(f)	5,120,000	4,916,634
Lake Shore MM CLO III LLC 2019-2A A2R — 2.525% 10/17/2031(f)	575,000	525,217
Lake Shore MM CLO III LLC 2019-2A A1R, 3M USD LIBOR + 1.480% — 6.740% 10/17/2031(e)(f)	1,228,000	1,205,433
Lake Shore MM CLO IV Ltd. 2021-1A X, 3M USD LIBOR + 1.180% — 6.440% 10/15/2033(e)(f)	587,333	578,629
Madison Park Funding XIII Ltd. 2014-13A AR2, 3M USD LIBOR + 0.950% — 6.215% 4/19/2030(e)(f)	438,576	436,464
MCF CLO IX Ltd. 2019-1A A1R, 3M TSFR + 1.500% — 6.486% 7/17/2031(e)(f)	7,029,000	6,896,039
Owl Rock CLO III Ltd. 2020-3A A1L, 3M USD LIBOR + 1.800% — 7.050% 4/20/2032(e)(f)	800,000	788,450
Owl Rock CLO VI Ltd. 2021-6A A, 3M USD LIBOR + 1.450% — 6.960% 6/21/2032(e)(f)	3,634,000	3,552,915
Parliament CLO II Ltd. 2021-2A A, 3M USD LIBOR + 1.350% — 6.729% 8/20/2032(e)(f)	1,739,641	1,699,772
Parliament CLO II Ltd. 2021-2A D, 3M USD LIBOR + 3.700% — 9.079% 8/20/2032(e)(f)	2,646,000	2,415,197
Parliament Funding II Ltd. 2020-1A AR, 3M USD LIBOR + 1.250% — 6.500% 10/20/2031(e)(f)	2,141,924	2,112,136
TCP Waterman CLO LLC 2017-1A ER, 3M USD LIBOR + 8.160% — 13.539% 8/20/2033(e)(f)	2,429,000	2,183,265
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670% — 6.930% 4/15/2031(e)(f)	6,216,000	6,147,823
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.410% — 13.670% 4/15/2031(e)(f)	4,460,000	4,238,387
Woodmont Trust 2019-6A A1R, 3M USD LIBOR + 1.480% — 6.740% 7/15/2031(e)(f)	2,657,000	2,617,219
Woodmont Trust 2019-6A A1R2, 3M USD LIBOR + 1.480% — 6.740% 7/15/2031(e)(f)	1,679,000	1,653,862
		$136,417,667
CREDIT CARD — 0.2%
American Express Credit Account Master Trust 2023-2 A — 4.800% 5/15/2030	$1,227,000	$1,215,061

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
EQUIPMENT — 11.0%
ARI Fleet Lease Trust 2022-A A3 — 3.430% 1/15/2031(f)	$644,000	$612,930
Avis Budget Rental Car Funding AESOP LLC 2019-3A A — 2.360% 3/20/2026(f)	607,000	572,784
Avis Budget Rental Car Funding AESOP LLC 2023-1A A — 5.250% 4/20/2029(f)	1,059,000	1,030,554
Avis Budget Rental Car Funding AESOP LLC 2023-4A A — 5.490% 6/20/2029(f)	3,527,000	3,463,137
Avis Budget Rental Car Funding AESOP LLC 2023-6A A3 — 5.810% 12/20/2029(f)	3,893,000	3,886,026
Chesapeake Funding II LLC 2020-1A C — 2.140% 8/15/2032(f)	368,000	363,702
CNH Equipment Trust 2022-B A4 — 3.910% 3/15/2028	581,000	556,608
CNH Equipment Trust 2023-A A4 — 4.770% 10/15/2030	644,000	629,429
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(f)	2,503,220	2,124,538
Dell Equipment Finance Trust 2021-2 C — 0.940% 12/22/2026(f)	765,000	732,725
Dell Equipment Finance Trust 2022-1 A3 — 2.490% 8/23/2027(f)	7,144,000	6,964,706
Dell Equipment Finance Trust 2022-1 B — 2.720% 8/23/2027(f)	1,109,000	1,062,974
Dell Equipment Finance Trust 2022-1 C — 2.940% 8/23/2027(f)	1,139,000	1,090,924
Enterprise Fleet Financing LLC 2022-3 A3 — 4.290% 7/20/2029(f)	760,000	728,546
Enterprise Fleet Financing LLC 2021-3 A2 — 0.770% 8/20/2027(f)	1,642,224	1,576,882
Enterprise Fleet Financing LLC 2022-2 A3 — 4.790% 5/21/2029(f)	2,419,000	2,360,719
Enterprise Fleet Financing LLC 2023-1 A3 — 5.420% 10/22/2029(f)	2,522,000	2,496,710
Enterprise Fleet Financing LLC 2023-2 A3 — 5.500% 4/22/2030(f)	3,800,000	3,767,950
Enterprise Fleet Financing LLC 2022-4 A3 — 5.650% 10/22/2029(f)	1,601,000	1,598,610
Ford Credit Floorplan Master Owner Trust A 2018-4 A — 4.060% 11/15/2030	7,790,000	7,363,181
GMF Floorplan Owner Revolving Trust 2019-2 A — 2.900% 4/15/2026(f)	1,953,000	1,906,066
GMF Floorplan Owner Revolving Trust 2023-2 A — 5.340% 6/17/2030(f)	1,938,000	1,938,773
GreatAmerica Leasing Receivables 2023-1 A4 — 5.060% 3/15/2030(f)	1,675,000	1,646,400
Hertz Vehicle Financing III LP 2021-2A A — 1.680% 12/27/2027(f)	3,499,000	3,048,773
Hertz Vehicle Financing LLC 2022-2A A — 2.330% 6/26/2028(f)	3,489,000	3,070,164
Hertz Vehicle Financing LLC 2022-4A A — 3.730% 9/25/2026(f)	2,712,000	2,582,576
Hertz Vehicle Financing LLC 2022-5A A — 3.890% 9/25/2028(f)	6,142,000	5,778,655
HPEFS Equipment Trust 2022-1A A3 — 1.380% 5/21/2029(f)	3,943,000	3,839,920
HPEFS Equipment Trust 2022-1A B — 1.790% 5/21/2029(f)	1,619,000	1,539,307
HPEFS Equipment Trust 2022-1A C — 1.960% 5/21/2029(f)	1,076,000	1,014,030
HPEFS Equipment Trust 2022-2A B — 4.200% 9/20/2029(f)	718,000	686,752
HPEFS Equipment Trust 2022-2A C — 4.430% 9/20/2029(f)	416,000	396,618
John Deere Owner Trust 2023-A A4 — 5.010% 12/17/2029	1,372,000	1,360,229
John Deere Owner Trust 2023-B A4 — 5.110% 5/15/2030	1,203,000	1,194,478

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Kubota Credit Owner Trust 2023-1A A4 — 5.070% 2/15/2029(f)	$876,000	$852,482
NextGear Floorplan Master Owner Trust 2021-1A A — 0.850% 7/15/2026(f)	253,000	239,280
NextGear Floorplan Master Owner Trust 2022-1A A2 — 2.800% 3/15/2027(f)	4,685,000	4,439,788
Verizon Master Trust 2022-4 B — 3.640% 11/20/2028	2,555,000	2,425,073
Verizon Master Trust 2022-4 C — 3.890% 11/20/2028	663,000	629,066
Verizon Master Trust 2023-3 A — 4.730% 4/21/2031(f)	5,567,000	5,509,289
Wheels SPV 2 LLC 2020-1A A3 — 0.620% 8/20/2029(f)	3,542,000	3,466,670
		$90,548,024
OTHER — 17.2%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(f)	$1,284,000	$1,195,898
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(f)	3,273,000	3,033,992
ABPCI Direct Lending Fund ABS II LLC 2022-2A A1, 3M TSFR + 2.100% — 7.179% 3/1/2032(e)(f)	1,670,000	1,643,509
ABPCI Direct Lending Fund ABS II LLC 2022-2A C — 8.237% 3/1/2032(f)	6,978,000	5,860,920
American Tower Trust I — 5.490% 3/15/2028(f)	5,806,000	5,793,277
Brazos Securitization LLC — 5.014% 3/1/2034(f)	863,000	851,213
CARS-DB4 LP 2020-1A A1 — 2.690% 2/15/2050(f)	292,173	276,764
Cleco Securitization I LLC A-1 — 4.016% 3/1/2033	1,820,122	1,727,644
Cologix Data Centers US Issuer LLC 2021-1A A2 — 3.300% 12/26/2051(f)	4,273,000	3,786,105
Cologix Data Centers US Issuer LLC 2021-1A C — 5.990% 12/26/2051(f)	3,235,000	2,649,106
Conn's Receivables Funding LLC 2021-A B — 2.870% 5/15/2026(f)	265,655	265,474
DataBank Issuer 2021-1A A2 — 2.060% 2/27/2051(f)	1,400,000	1,227,165
DataBank Issuer 2021-1A C — 4.430% 2/27/2051(f)	1,500,000	1,172,836
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(f)	512,000	445,254
Diamond Issuer 2021-1A C — 3.787% 11/20/2051(f)	1,718,000	1,369,768
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(f)	301,924	277,194
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(f)	4,595,182	4,265,155
Elm Trust 2020-4A B — 3.866% 10/20/2029(f)	940,049	805,089
Elm Trust 2020-3A B — 4.481% 8/20/2029(f)	729,060	637,465
FCI Funding LLC 2021-1A A — 1.130% 4/15/2033(f)	121,266	115,837
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(f)	3,868,000	3,564,681
Golub Capital Partners ABS Funding Ltd. 2021-2A A — 2.944% 10/19/2029(f)	4,896,000	4,292,075

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(f)	$2,267,000	$2,111,144
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(f)	1,924,000	1,745,836
Golub Capital Partners ABS Funding Ltd. 2021-2A B — 3.994% 10/19/2029(f)	5,697,000	4,888,865
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(f)	1,404,000	1,275,276
Gracie Point International Funding 2021-1A A, 1M USD LIBOR + 0.750% — 5.920% 11/1/2023(e)(f)	1,554,437	1,553,196
Hotwire Funding LLC 2021-1 C — 4.459% 11/20/2051(f)	1,250,000	1,039,694
Hotwire Funding LLC 2023-1A A2 — 5.687% 5/20/2053(f)	1,385,000	1,380,649
Kansas Gas Service Securitization I LLC — 5.486% 8/1/2034	5,395,000	5,424,239
Legal Fee Funding LLC 2006-1A A — 8.000% 7/20/2036(c)(f)	21,349	21,349
MetroNet Infrastructure Issuer LLC 2022-1A A2 — 6.350% 10/20/2052(f)	3,800,000	3,661,695
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(f)	2,912,000	2,733,119
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(f)	907,000	849,075
Monroe Capital Income Plus ABS Funding LLC 2022-1A A — 4.050% 4/30/2032(f)	3,700,000	3,231,436
NRZ Advance Receivables Trust 2020-T2 AT2 — 1.475% 9/15/2053(f)	2,720,000	2,681,908
Oklahoma Development Finance Authority — 3.877% 5/1/2037	1,939,590	1,880,604
Oklahoma Development Finance Authority — 4.135% 12/1/2033	2,290,705	2,249,338
Oklahoma Development Finance Authority — 4.285% 2/1/2034	854,273	822,760
Oportun Funding XIV LLC 2021-A A — 1.210% 3/8/2028(f)	433,694	413,607
Oportun Issuance Trust 2021-B A — 1.470% 5/8/2031(f)	1,020,000	921,855
Oportun Issuance Trust 2021-C A — 2.180% 10/8/2031(f)	4,976,000	4,476,775
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950% — 8.210% 1/15/2031(e)(f)	3,063,558	3,031,332
PFS Financing Corp. 2022-D A — 4.270% 8/15/2027(f)	5,205,000	5,054,242
PFS Financing Corp. 2021-A A — 0.710% 4/15/2026(f)	2,543,000	2,434,004
PFS Financing Corp. 2021-B A — 0.770% 8/15/2026(f)	1,925,000	1,810,885
PFS Financing Corp. 2021-A B — 0.960% 4/15/2026(f)	310,000	294,417
PFS Financing Corp. 2020-G A — 0.970% 2/15/2026(f)	3,998,000	3,869,336
PFS Financing Corp. 2021-B B — 1.090% 8/15/2026(f)	713,000	664,079
PFS Financing Corp. 2020-G B — 1.570% 2/15/2026(f)	197,000	191,100
PFS Financing Corp. 2022-A A — 2.470% 2/15/2027(f)	6,716,000	6,349,228
PFS Financing Corp. 2022-A B — 2.770% 2/15/2027(f)	1,380,000	1,297,888
PFS Financing Corp. 2022-C A — 3.890% 5/15/2027(f)	5,700,000	5,490,566
PFS Financing Corp. 2022-C B — 4.390% 5/15/2027(f)	879,000	828,386
PG&E Recovery Funding LLC — 5.045% 7/15/2034	2,244,000	2,231,360

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
PG&E Wildfire Recovery Funding LLC — 4.022% 6/1/2033	$3,893,595	$3,724,573
SBA Tower Trust — 1.631% 5/15/2051(f)	1,380,000	1,181,669
SBA Tower Trust — 2.328% 7/15/2052(f)	1,767,000	1,503,074
SBA Tower Trust — 6.599% 1/15/2028(f)	1,049,000	1,067,217
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(f)	1,171,853	1,049,358
Texas Natural Gas Securitization Finance Corp. — 5.102% 4/1/2035	794,000	793,378
TVEST LLC 2020-A A — 4.500% 7/15/2032(f)	100,958	100,040
Vantage Data Centers LLC 2020-1A A2 — 1.645% 9/15/2045(f)	1,344,000	1,247,387
VCP RRL ABS I Ltd. 2021-1A A — 2.152% 10/20/2031(f)	1,793,144	1,621,314
VCP RRL ABS I Ltd. 2021-1A B — 2.848% 10/20/2031(f)	2,828,431	2,549,287
VCP RRL ABS I Ltd. 2021-1A C — 5.425% 10/20/2031(f)	4,390,873	3,917,778
WEPCo Environmental Trust Finance LLC 2021-1 A — 1.578% 12/15/2035	974,785	813,151
		$141,733,890
TOTAL ASSET-BACKED SECURITIES (Cost $510,746,156)		$490,473,753
CORPORATE BONDS & NOTES — 9.3%
COMMUNICATIONS — 1.7%
Amazon.com, Inc. — 1.650% 5/12/2028	$1,834,000	$1,598,043
CCO Holdings LLC/CCO Holdings Capital Corp. — 6.375% 9/1/2029(f)	2,633,000	2,468,437
Consolidated Communications, Inc. — 6.500% 10/1/2028(f)	1,119,000	881,213
DISH Network Corp. — 11.750% 11/15/2027(f)	2,000,000	1,942,500
Frontier Communications Holdings LLC — 5.875% 10/15/2027(f)	3,066,000	2,797,725
Frontier Communications Holdings LLC — 6.000% 1/15/2030(f)	1,636,000	1,202,460
Upwork, Inc. — 0.250% 8/15/2026	3,400,000	2,753,614
		$13,643,992
CONSUMER, CYCLICAL — 1.1%
Air Canada Pass-Through Trust 2017-1AA AA — 3.300% 7/15/2031(f)	$1,934,005	$1,712,148
Air Canada Pass-Through Trust 2020-1 C — 10.500% 7/15/2026(f)	1,030,000	1,104,675
Aramark Services, Inc. — 6.375% 5/1/2025(f)	2,460,000	2,456,925
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(f)	3,866,000	3,576,050
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	254,000	269,494
		$9,119,292
CONSUMER, NON-CYCLICAL — 1.3%
Cimpress PLC — 7.000% 6/15/2026	$8,557,000	$7,744,085
Heartland Dental LLC/Heartland Dental Finance Corp. — 10.500% 4/30/2028(f)	3,247,000	3,226,706
		$10,970,791

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL — 4.6%
Ares Capital Corp. — 2.875% 6/15/2028	$4,700,000	$3,882,355
Blackstone Private Credit Fund — 4.000% 1/15/2029	4,500,000	3,779,487
Golub Capital BDC, Inc. — 3.375% 4/15/2024	1,487,000	1,446,054
Midcap Financial Issuer Trust — 6.500% 5/1/2028(f)	10,563,000	9,397,901
OWL Rock Core Income Corp. — 5.500% 3/21/2025	3,919,000	3,765,497
OWL Rock Core Income Corp. — 4.700% 2/8/2027	5,384,000	4,869,297
OWL Rock Core Income Corp. — 7.750% 9/16/2027(f)	5,122,000	5,090,314
OWL Rock Core Income Corp. — 7.950% 6/13/2028(f)	5,727,000	5,735,012
		$37,965,917
TECHNOLOGY — 0.6%
Hlend Senior Notes — 8.170% 3/15/2028(b)(c)(d)	$5,000,000	$5,000,000
TOTAL CORPORATE BONDS & NOTES (Cost $78,651,260)		$76,699,992
CORPORATE BANK DEBT — 3.3%
ABG Intermediate Holdings 2 LLC, 1M SOFR + 0.100% — 11.203% 12/20/2029(b)(e)(i)	$2,434,000	$2,251,450
Asurion LLC, 3M USD LIBOR + 3.000% — 8.538% 11/3/2024(b)(e)(i)	3,517,787	3,508,992
Axiom Global, Inc., 1M SOFR + 4.750% — 9.941% 10/1/2026(b)(e)(i)	3,063,504	2,933,305
Azalea Topco, Inc., 1M SOFR + 3.500% — 8.717% 7/24/2026(b)(e)(i)	1,940,438	1,882,224
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027(b)(e)(i)(j)	90,409	86,793
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M SOFR + 4.750% — 9.953% 11/12/2027(b)(e)(i)	1,775,517	1,704,496
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 8.693% 5/17/2028(b)(e)(i)	1,194,620	1,161,768
Emerald Topco, Inc., 1M SOFR + 3.500% — 8.716% 7/24/2026(b)(e)(i)	2,060,698	1,999,516
Farfetch U.S. Holdings, Inc., 3M SOFR + 6.250% — 11.299% 10/20/2027(b)(e)(i)	3,980,000	3,741,200
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 9.000% 5/1/2028(b)(e)(i)	1,101,643	1,063,911
Heartland Dental LLC, 1M SOFR + 5.000% — 10.102% 4/30/2028(b)(e)(i)	920,000	887,230
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% — 9.500% 6/23/2023(b)(e)(i)	480,181	48
Lealand Finance Company B.V. Super Senior Exit LC — 5.250% 6/30/2024(b)(i)(j)(k)	640,000	(134,400)
Polaris Newco, LLC Term Loan B, 3M USD LIBOR + 4.000% — 9.538% 6/2/2028(b)(e)(i)	2,656,915	2,427,092

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
WH Borrower LLC, Term Loan B, 3M SOFR + 5.500% — 10.486% 2/15/2027(b)(e)(i)	$2,804,670	$2,748,577
Windstream Services LLC, 1M SOFR + 0.100% — 11.452% 9/21/2027(b)(e)(i)	824,199	764,444
TOTAL CORPORATE BANK DEBT (Cost $27,740,562)		$27,026,646
CONVERTIBLE BOND — 0.3%
Opendoor Technologies, Inc. — 0.250% 8/15/2026(f) (Cost $2,492,750)	$4,000,000	$2,749,779
U.S. TREASURIES — 9.6%
U.S. Treasury Bills — 5.039% 7/11/2023(g)	$31,603,000	$31,567,997
U.S. Treasury Notes — 3.625% 5/31/2028	35,444,000	34,661,453
U.S. Treasury Notes — 4.000% 6/30/2028	12,858,000	12,788,398
TOTAL U.S. TREASURIES (Cost $79,313,190)		$79,017,848
TOTAL BONDS & DEBENTURES — 97.0% (Cost $826,372,895)		$798,489,163
TOTAL INVESTMENT SECURITIES — 97.2% (Cost $828,301,311)		$800,135,760
SHORT-TERM INVESTMENTS — 1.6%
State Street Bank Repurchase Agreement — 1.52% 7/3/2023 (Dated 06/30/2023, repurchase price of $12,997,646, collateralized by $14,729,900 principal amount U.S. Treasury Notes — 0.500% 2026, fair value $13,256,009)(l)	$12,996,000	$12,996,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,996,000)		$12,996,000
TOTAL INVESTMENTS — 98.8% (Cost $841,297,311)		$813,131,760
Other Assets and Liabilities, net — 1.2%		10,153,269
NET ASSETS — 100.0%		$823,285,029

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2023
(Unaudited)

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 4.38% of total net assets at June 30, 2023, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.73% of total net assets at June 30, 2023.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2023. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2023.

(i)  For corporate bank debt, the rate shown represents a weighted average interest rate if a high-low range of interest rates is listed.

(j)  As of June 30, 2023 the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

(k)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(l)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2023
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC 1M SOFR + 0.100% — 11.203% 12/20/2029	01/05/2023	$2,255,880	$2,251,450	0.27%
Asurion LLC 3M USD LIBOR + 3.000% — 8.538% 11/3/2024	03/08/2022, 06/16/2022	3,495,404	3,508,992	0.43%
Axiom Global, Inc. 1M SOFR + 4.750% — 9.941% 10/1/2026	11/18/2021, 11/19/2021	3,042,355	2,933,305	0.36%
Azalea Topco, Inc. 1M USD LIBOR + 3.750% — 8.832% 7/24/2026	02/17/2022, 06/23/2022	1,895,679	1,882,224	0.23%
BTC Holdings Fund I LLC — 8.020% 1/28/2027	09/01/2021	376,586	376,586	0.05%
BTC Offshore Holdings Fund 3M USD LIBOR + 2.650% — 7.920% 10/20/2029	01/20/2022	2,000,000	2,000,000	0.24%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan 1M SOFR + 4.750% — 9.953% 11/12/2027	04/30/2021	90,126	86,793	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan 1M SOFR + 4.750% — 9.953% 11/12/2027	04/30/2021	1,765,744	1,704,496	0.21%
Cimpress Public Ltd. 1M USD LIBOR + 3.500% — 8.693% 5/17/2028	03/08/2022, 05/16/2022, 06/16/2022, 09/15/2022, 10/21/2022	1,186,265	1,161,768	0.14%
Copper Earn Out Trust	12/07/2020	—	27,311	0.00%
Copper Property CTL Pass-Through Trust	01/17/2019, 02/08/2019, 03/11/2019, 06/08/2020, 07/10/2020	939,850	614,460	0.08%
Emerald Topco, Inc. 1M SOFR + 3.500% — 8.716% 7/24/2026	09/20/2021, 12/02/2021	2,051,548	1,999,516	0.24%
Farfetch U.S. Holdings, Inc. 3M SOFR + 6.250% — 11.299% 10/20/2027	09/27/2022, 09/28/2022	3,757,164	3,741,200	0.45%

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2023
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Frontier Communications Corp. 1M USD LIBOR + 3.750% — 9.000% 5/1/2028	04/09/2021	$1,093,921	$1,063,911	0.13%
Heartland Dental LLC 1M SOFR + 5.000% — 10.102% 4/30/2028	02/23/2022, 06/23/2022	901,466	887,230	0.11%
Hlend Senior Notes — 8.170% 3/15/2028	02/16/2023	5,000,000	5,000,000	0.61%
JC Penney Corp., Inc. 1M USD LIBOR + 9.500% — 9.500% 6/23/2023	02/03/2021	—	48	0.00%
Lealand Finance Company B.V. Super Senior Exit LC — 5.250% 6/30/2024	02/28/2020	(1,508)	(134,400)	(0.02)%
PHI Group, Inc., Restricted	08/19/2019	615,785	903,504	0.11%
Polaris Newco, LLC Term Loan B 3M USD LIBOR + 4.000% — 9.538% 6/2/2028	02/23/2022, 06/16/2022	2,639,620	2,427,092	0.30%
WH Borrower LLC, Term Loan B 3M SOFR + 5.500% — 10.486% 2/15/2027	02/09/2022	2,762,656	2,748,577	0.33%
Windstream Holdings, Inc. 9/21/2055	11/16/2020	372,781	101,322	0.01%
Windstream Services LLC 1M SOFR + 0.100% — 11.452% 9/21/2027	08/11/2020	804,242	764,444	0.09%
TOTAL RESTRICTED SECURITIES		$37,045,564	$36,049,829	4.38%

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $828,301,311)	$800,135,760
Short-term investments — repurchase agreements	12,996,000
Cash	73,876
Receivable for:
Dividends and interest	5,528,983
Investment securities sold	4,676,605
Capital Stock sold	2,012,098
Prepaid expenses and other assets	10,515
Total assets	825,433,837
LIABILITIES
Payable for:
Investment securities purchased	1,164,731
Capital Stock repurchased	414,712
Advisory fees	278,693
Accrued expenses and other liabilities	290,672
Other commitments and contingencies — Note 9
Total liabilities	2,148,808
NET ASSETS	$823,285,029
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 84,214,125 outstanding shares	$84,214,125
Additional Paid-in Capital	773,371,481
Distributable earnings	(34,300,577)
NET ASSETS	$823,285,029
NET ASSET VALUE
Offering and redemption price per share	$9.78
Advisor Class:
Net Assets	$41,817,164
Shares outstanding, no par value; unlimited authorized shares	4,277,058
Offering and redemption price per share	$9.78
Institutional Class:
Net Assets	$781,467,865
Shares outstanding, no par value; unlimited authorized shares	79,937,067
Offering and redemption price per share	$9.78

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023
(Unaudited)

INVESTMENT INCOME
Interest	$20,019,659
Dividends	79,733
Total investment income	20,099,392
EXPENSES
Advisory fees	1,912,490
Transfer agent fees and expenses	290,553
Filing fees	59,365
Trustee fees and expenses	51,771
Custodian fees	41,712
Legal fees	41,292
Reports to shareholders	37,262
Audit and tax services fees	19,847
Other professional fees	16,667
Administrator fees	16,178
Other	6,784
Total expenses	2,493,921
Reimbursement from Adviser	(458,272)
Net expenses	2,035,649
Net investment income	18,063,743
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,273,048)
Net change in unrealized appreciation (depreciation) of:
Investments	10,012,453
Net realized and unrealized gain	6,739,405
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,803,148

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$18,063,743	$21,685,109
Net realized loss	(3,273,048)	(3,695,992)
Net change in unrealized appreciation (depreciation)	10,012,453	(38,642,801)
Net increase (decrease) in net assets resulting from operations	24,803,148	(20,653,684)
Distributions to shareholders — Advisor Class	(549,825)	(10,656)
Distributions to shareholders — Institutional Class	(17,280,827)	(21,290,588)
Total distributions to shareholders	(17,830,652)	(21,301,244)
Capital Stock transactions:(a)
Proceeds from Capital Stock sold	244,179,219	468,803,510
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	14,493,330	17,343,822
Cost of Capital Stock repurchased	(127,757,345)	(425,613,149)
Net increase from Capital Stock transactions	130,915,204	60,534,183
Total change in net assets	137,887,700	18,579,255
NET ASSETS
Beginning of period	685,397,329	666,818,074
End of period	$823,285,029	$685,397,329

(a)  See Note 7, Capital Stock, in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022	Period from April 16, through December 31, 2021
Advisor Class
Per share operating performance:
Net asset value at beginning of period	$9.68		$10.24	$10.32
Income from investment operations:
Net investment income(a)	0.23		0.34	0.13
Net realized and unrealized gain on investment securities	0.09		(0.63)	(0.05)
Total from investment operations	0.32		(0.29)	0.08
Less distributions:
Dividends from net investment income	(0.22)		(0.27)	(0.13)
Distributions from net realized capital gains	—		—	(0.03)
Total distributions	(0.22)		(0.27)	(0.16)
Net asset value at end of period	$9.78		$9.68	$10.24
Total investment return(b)	3.34%		(2.79)%	0.85%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$41,817		$1,083	$32
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.65	%(c)	0.70%	3.06	%(c)
After reimbursement from Adviser	0.58	%(c)	0.56%	0.59	%(c)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	4.70	%(c)	3.32%	(0.69	)%(c)
After reimbursement from Adviser	4.76	%(c)	3.45%	1.79	%(c)
Portfolio turnover rate	30	%(c)	31%	35	%(c)

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)  Annualized.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2023		Year Ended December 31,
	(Unaudited)		2022	2021	2020	2019
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$9.68		$10.24	$10.29	$10.13	$10.00
Income from investment operations:
Net investment income(a)	0.23		0.29	0.20	0.27	0.28
Net realized and unrealized gain (loss) on investment securities	0.09		(0.57)	(0.02)	0.20	0.10
Total from investment operations	0.32		(0.28)	0.18	0.47	0.38
Less distributions:
Dividends from net investment income	(0.22)		(0.28)	(0.20)	(0.27)	(0.25)
Distributions from net realized capital gains	—		—	(0.03)	(0.04)	—
Total distributions	(0.22)		(0.28)	(0.23)	(0.31)	(0.25)
Net asset value at end of period	$9.78		$9.68	$10.24	$10.29	$10.13
Total investment return(b)	3.48%		(2.82)%	1.77%	4.70%	3.78%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$781,468		$684,315	$666,786	$332,377	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.65	%(c)	0.67%	0.71%	0.77%	1.01%
After reimbursement from Adviser	0.53	%(c)	0.51%	0.49%	0.39%	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	4.60	%(c)	2.75%	1.69%	2.25%	2.11%
After reimbursement from Adviser	4.72	%(c)	2.91%	1.91%	2.63%	2.74%
Portfolio turnover rate	30	%(c)	31%	35%	39%	30%

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)  Annualized

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2023
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2024. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds' streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $268,533,256 for the period ended June 30, 2023. The proceeds and cost of securities sold resulting in net realized losses of $3,273,048 aggregated $104,641,120 and $107,914,168, respectively, for the period ended June 30, 2023.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, redemption liquidity service expenses, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.57% of the average net assets of the Fund attributable to the Advisor Class and 0.52% of the average net assets of the Fund attributable to the Institutional Class for the period ending April 30, 2023, and in excess of 0.60% of the average net assets of the Fund attributable to the Advisor Class and 0.55% of the average net assets of the Fund attributable to the Institutional Class for the one-year period ending April 30, 2024. During the term of the current expense limit agreement, beginning May 1, 2023 and ending April 30, 2024, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning May 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.74% of the average net assets of the Fund attributable to the Advisor Class and 0.64% of the average net assets of the Fund attributable to the Institutional Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Agreement. As of

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

June 30, 2023, the Adviser may seek recoupment of expense reimbursements in the amounts of $825,067, $1,079,162 $1,171,116 and $458,272 no later than December 31, 2023, December 31, 2024, December 31, 2025 and December 31, 2026, respectively.

For the period ended June 30, 2023, the Fund paid aggregate fees and expenses of $51,771 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2023 was $828,301,974 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2023, for federal income tax purposes was $2,035,126 and $30,201,340, respectively resulting in net unrealized depreciation of $28,166,214.

As of and during the period ended June 30, 2023, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2023: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$903,504	$903,504
Retailing	—	$614,460	27,311	641,771
Warrant
Midstream — Oil & Gas	—	—	101,322	101,322
Commercial Mortgage-Backed Securities
Agency	—	23,179,419	—	23,179,419
Agency Stripped	—	963,028	—	963,028
Non-Agency	—	52,339,738	—	52,339,738
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	616,034	—	616,034
Agency Pool Fixed Rate	—	96,201	—	96,201
Agency Stripped	—	84,885	—	84,885
Non-Agency Collateralized Mortgage Obligation	—	45,241,840	—	45,241,840
Asset-Backed Securities
Auto	—	120,559,111	—	120,559,111
Collateralized Loan Obligation	—	134,041,081	2,376,586	136,417,667
Credit Card	—	1,215,061	—	1,215,061
Equipment	—	90,548,024	—	90,548,024
Other	—	141,712,541	21,349	141,733,890
Corporate Bonds & Notes	—	71,699,992	5,000,000	76,699,992
Corporate Bank Debt	—	27,026,646	—	27,026,646
Convertible Bond	—	2,749,779	—	2,749,779
U.S. Treasuries	—	79,017,848	—	79,017,848
Short-Term Investments	—	12,996,000	—	12,996,000
	—	$804,701,688	$8,430,072	$813,131,760

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2023:

Investments	Beginning Value at December 31, 2022	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2023	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2023
Common Stocks	$1,743,850	$(198,575)	—	—	$(614,460)	$930,815	$(198,575)
Warrants Midstream — Oil & Gas	112,580	(11,258)	—	—	—	101,322	(11,258)
Asset-Backed Securities Collateralized Loan Obligation	2,542,479	—	—	$(165,893)	—	2,376,586	—
Asset-Backed Securities Other	104,836	—	—	(83,487)	—	21,349	388
Corporate Bonds & Notes	—	—	$5,000,000	—	—	5,000,000	—
	$4,503,745	$(209,833)	$5,000,000	$(249,380)	$(614,460)	$8,430,072	$(209,445)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $614,460 out of Level 3 into Level 2. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2023:

Financial Assets	Fair Value at June 30, 2023	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$27,311	Third-Party Broker Quote (b)	Quotes/Prices	$3.50	$3.50
	903,504	Pricing Model (a)	Last Reported Trade	$12.00	$12.50
Warrants — Midstream Oil & Gas	$101,322	Third-Party Broker Quote (b)	Quotes/Prices	$9.00	$9.00
Asset-Backed Securities Collateralized Loan Obligation	$2,376,586	Third-Party Broker Quote (b)	Quotes/Prices	$100.00	$100.00
Asset-Backed Securities — Other	$21,349	Third-Party Broker Quote (b)	Quotes/Prices	$100.00	$100.00
Corporate Bonds & Notes	$5,000,000	Pricing Model (c)	Cost	$100.00	$100.00

(a)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

(b)  The Third Party Broker Quote technique for Level 3 securities involves obtaining an independent third-party broker quote for the security.

(c)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 7 — Capital Stock

	Period Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Capital Stock sold
Advisor Class	5,139,797	$50,313,376	108,470	$1,055,972
Institutional Class	19,801,642	193,865,843	47,097,825	467,747,538
Issued to shareholders upon reinvestment of dividends and distributions
Advisor Class	22,797	222,787	517	5,012
Institutional Class	1,460,394	14,270,543	1,761,416	17,338,810
Capital Stock repurchased
Advisor Class	(997,426)	(9,788,213)	(198)	(1,925)
Institutional Class	(12,054,788)	(117,969,132)	(43,274,379)	(425,611,224)
Change in Capital Stock outstanding	13,372,416	$130,915,204	5,693,651	$60,534,183

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2023:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank Repurchase Agreement	$12,996,000	$(12,996,000	)(b)	—	—

(a)  Represents the net amount receivable (payable) from the counterparty in the event of default.

(b)  Collateral with a value of $13,256,009 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 9 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2023, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$640,000

NOTE 10 — Subsequent Events

The Advisor proposed, and the Directors approved, Mutual Fund Administration, LLC ("MFAC") and UMB Fund Services, Inc. ("UMB") to provide fund administration services and UMB to provide accounting and custody services currently performed by State Street Bank and Trust. For the fiscal year ending December 31, 2023, the Fund has engaged Tait, Weller & Baker LLP as the Fund's Independent Registered Public Accounting Firm to provide the audit and tax services currently performed by Ernst & Young LLP.

At a special meeting of shareholders held on June 1, 2023, the Fund's shareholders re-elected Directors Sandra Brown, Robert F. Goldrich and J. Richard Atwood, and elected two new Directors, John P. Zader and Maureen Quill. Simultaneously, Directors Alfred E. Osborne and Mark L. Lipson retired effective that same date. Additional information can be found in the Fund's Schedule 14A Proxy Statement dated April 10, 2023.

	Total Shares Voted For	Total Shares Withheld
Sandra Brown	205,074,319	3,711,445
Robert F. Goldrich	204,729,047	4,056,717
John P. Zader	206,729,102	2,056,662
J. Richard Atwood	205,747,896	3,037,867
Maureen Quill	197,550,335	11,235,429

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2023 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Advisor Class
Beginning Account Value December 31, 2022	$1,000.00	$1,000.00
Ending Account Value June 30, 2023	$1,033.40	$1,021.92
Expenses Paid During Period(a)	$2.92	$2.91
Institutional Class
Beginning Account Value December 31, 2022	$1,000.00	$1,000.00
Ending Account Value June 30, 2023	$1,034.80	$1,022.17
Expenses Paid During Period(b)	$2.67	$2.66

(a)  Expenses are equal to the Fund's annualized expense ratio of 0.58%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2023 (181/365 days).

(b)  Expenses are equal to the Fund's annualized expense ratio of 0.53%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2023 (181/365 days).

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Robert F. Goldrich, and John P. Zader are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Former President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
John P Zader, 1961	Trustee	2023	Retired (June 2014-present); CEO, Formerly, UMB Fund Services, Inc. (December 2006-June 2014), a mutual fund and hedge fund service provider. President, Investment Managers Series Trust (2007-2014).	7	Investment Managers Series Trust (2007-2022) and Investment Managers Series Trust II (2013-present)

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees
J. Richard Atwood(2), 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None
Maureen Quill(3), 1963	Trustee	2023	President, FPA Funds Trust (2023-present); President (2019-present), Investment Managers Series Trust; EVP/Executive Director Registered Funds (January 2018-present), Chief Operating Officer (June 2014-January 2018), and Executive Vice President (January 2007-June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013-December 2020); Vice President, Investment Managers Series Trust (December 2013-June 2014).	7	Investment Managers Series Trust (2019-present)

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 other than Mr. Zader and Ms. Quill. Mr. Zader's and Ms. Quill's address is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

(3)  "Interested person" within the meaning of the 1940 Act by virtue of her affiliation with UMB Distribution Services, LLC.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer	2023

Co-Chief Executive Officer (2016-present), and Vice President (2006-2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007-present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018-2022).

Diane Drake 1967 Secretary	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015-present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018-2019).
Martin Dziura 1959	Chief Compliance Officer	2023

Principal, Dziura Compliance Consulting, LLC (October 2014-present); Managing Director, Cipperman Compliance Services (2010-September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President-Compliance, Morgan Stanley Investment Management (2000-2009).

Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012-present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018-2022).
Korey Bauer 1989	Vice President	2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018-2022); Portfolio Manager, AXS Investments, LLC (2020-2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014-2018).

(1)  The address for each Officer is 235 West Galena Street, Milwaukee, Wisconsin 53212.

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Advisor Class:
TICKER SYMBOL: FPFAX
CUSIP: 30254T650
Institutional Class:
TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2023 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Maureen Quill
Maureen Quill
President (principal executive officer)

Date:	September 8, 2023

By:	/s/ Rita Dam
Rita Dam
Treasurer (principal financial officer)

Date:	September 8, 2023